As filed with the Securities and Exchange Commission on

September 28, 2016

Securities Act File No.  033-65690

Investment Company Act File No.  811-07850

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-effective Amendment No. 44	☒

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 45	☒

PNC ADVANTAGE FUNDS

(Exact Name of Registrant as Specified in Charter)

One East Pratt Street, 5th Floor

Baltimore, Maryland 21202

(Address of Principal Executive Offices)

1-800-364-4890

(Registrant’s Telephone Number)

John M. Loder, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

(617) 951-7405

(Name and Address of Agent for Service)

Copies of Communications to:

Thomas R. Rus

PNC Capital Advisors, LLC

One East Pratt Street, 5th Floor

Baltimore, MD 21202

(410) 237-5232

It is proposed that this filing will become effective (check applicable box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on September 28, 2016 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PNC Advantage Funds Prospectus

Institutional Shares, Advisor Shares, and Service Shares

September 28, 2016

Institutional Treasury
Money Market Fund

Institutional Shares (PAIXX)

Advisor Shares (PAYXX)

Service Shares (PAEXX)

If you have any questions about any part of this prospectus or wish to obtain additional information about PNC Advantage Funds, please visit pncfunds.com or call 800-622-FUND (3863).

Not FDIC Insured — May Lose Value — No Bank Guarantee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Adviser

PNC CAPITAL ADVISORS, LLC

ADVANTAGE FUNDS

PNC ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Advisor Shares	Service Shares
Management Fees	0.15%	0.15%	0.15%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.12%	0.22%	0.37%
Shareholder Servicing Fees	None	0.10%	0.25%
Other[1]	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.27%	0.37%	0.52%

1  Expense information has been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares, Advisor Shares and Service Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$28	$87	$152	$343
Advisor Shares	$38	$119	$208	$468
Service Shares	$53	$167	$291	$653

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements collateralized by obligations of the U.S. Treasury and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its assets plus any borrowings for investment purposes in such securities.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less as determined pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, (the "1940 Act"), the primary rule governing the operation of money market funds, including variable and floating rate obligations with longer maturities that are deemed to have remaining maturities of 397 days or less in accordance with Rule 2a-7 due to interest rate resetting provisions and/or demand features. The Fund's dollar-weighted average maturity will not exceed 60 days and the Fund's dollar-weighted average life will not exceed 120 days.

As of the date of this Prospectus, the Adviser intends to manage the Fund so that on and after October 14, 2016, the Fund will qualify as a "government money market fund." Government money market funds remain eligible under Rule 2a-7to use the amortized cost method of valuation to seek to maintain a stable net asset value ("NAV") of $1 per share. Government money market funds are also generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds under Rule 2a-7, and the Board of Trustees (the "Board") has determined not to adopt liquidity fees or redemption gates for the Fund at this time, although the Board retains the ability under Rule 2a-7 to impose them at a later date.

PRINCIPAL RISKS

Counter-Party Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays, incur costs and/or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered, the values of its debt securities or other instruments may fall.

Government Securities Risk. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of securities held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. As of the date of this prospectus, interest rates in the U.S. are at or near historically low levels, increasing the exposure of debt securities to the risks associated with rising interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

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ADVANTAGE FUNDS

PNC ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Management and Operational Risk. The Fund is subject to management risk because it is actively managed. PNC Capital Advisors, LLC (the "Adviser") will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Cyber-attacks, disruptions, or failures that affect the Fund's service providers, counterparties, market participants, or issuers of securities held by the Fund or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund's NAV or processing redemptions.

Money Market Fund Risk. There can be no assurance that a money market fund operating as a government money market fund, such as the Fund, will maintain a $1.00 per share NAV or comply with Rule 2a-7 at all times. Factors that could adversely affect the value of a money market fund's shares, include, among others, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund's shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their NAVs. Certain other money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. A decline in interest rates can reduce a money market fund's yield even if the Fund is able to maintain a $1.00 per share NAV. The Adviser and its affiliates are under no obligation to support the share price or yield of the Fund.

After October 14, 2016, failure to maintain the Fund's status as a "government money market fund" under the new rules would require the Fund to cease using the amortized cost method to value its shares and to cause transactions in its shares to be effected using the Fund's NAV calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). These rules are intended to cause the values of shares of affected funds to float (i.e., change) over time with the market values of the fund's portfolio securities. In addition, the board of trustees of any money market fund may impose a liquidity fee of up to 2% of a shareholder's redemption request (any such fee a "temporary liquidity fee") and/or suspend redemptions for a period of up to ten days (any such suspension, a "gate") whenever a fund's weekly liquid assets comprise less than 30% of the fund's total assets. Further, money market funds (other than retail money market funds and government money market funds) under the new rules must impose a temporary liquidity fee of up to 2% of the value of the shares redeemed whenever less than 10% of its total assets are comprised of weekly liquid assets, unless the fund's board of trustees determines that such a fee is not in the fund's best interests. If the Fund failed to maintain its status as a "government money market fund," the new rules would require imposition of liquidity fees and/or temporary suspensions of redemptions ("temporary liquidity fees and gates") whenever less than 10% of the Fund's total assets are comprised of weekly liquid assets, unless the Fund's board of trustees determines that such a fee is not in the Fund's best interests.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Institutional Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's shares. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/performance/advantage_money_market/ or by calling 1-800-622-FUND (3863). The Fund's 7-day yield for Institutional Shares as of December 31, 2015 was 0.02%, which excludes the effect of a special excise distribution of 0.03% that occurred during that 7-day period.

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ADVANTAGE FUNDS

PNC ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND

Calendar Year Total Returns

Best Quarter	0.02%	(12/31/10)
Worst Quarter	0.00%	(09/30/15)

The Fund's year-to-date total return for Institutional Shares through June 30, 2016 was 0.02%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2015)

	1 Year	5 Year	Since Inception
Institutional Shares (since inception date 10/01/09)	0.01%	0.01%	0.02%
Advisor Shares (since inception date 3/16/11)	0.01%	N/A	0.01%
Service Shares (since inception date 10/29/10)	0.01%	0.01%	0.02%

INVESTMENT ADVISER

PNC Capital Advisors, LLC is the investment adviser to the Fund.

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PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Fund on any day when the U.S. bond markets and the Federal Reserve are open (each a "Business Day"). The Securities Industry and Financial Markets Association ("SIFMA") publishes a recommended holiday schedule each year for the U.S. bond markets. The U.S. bond markets and the Fund are generally closed on those scheduled holidays. Accordingly, you cannot generally purchase or redeem shares of the Fund on those days.

By Phone or Wire: contact your financial intermediary or, if you hold your shares directly through PNC Advantage Funds, you should contact PNC Advantage Funds by phone at 1-800-622-FUND (3863).

By Mail: write to PNC Advantage Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

Minimum Initial Investments:

•  The Fund's minimum initial investment is $1,000 for Service Shares. There is no minimum investment amount for Institutional or Advisor Shares.

Minimum Subsequent Investments:

•  The minimum amount for subsequent investments in Service Shares is $50, including through a planned investment program. There is no minimum amount for subsequent investments for Institutional or Advisor Shares.

The Fund's initial investment minimum may be reduced or waived in some cases.

TAX INFORMATION

The Fund's distributions generally will be taxed to you as ordinary income or capital gains. If you are invested in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you will generally be taxed only upon your withdrawal of monies from the arrangement.

PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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DETAILS ABOUT THE FUND

Understanding the Information Presented in this Prospectus

Performance. Performance results shown in this prospectus, including the Summary Prospectus, may include the effects of previous expense reduction arrangements or fee waivers in effect during previous periods. The performance results shown would have been lower absent the effect of the expense reduction arrangements and the fee waivers. The Fund suspended payment of shareholder service fees effective January 1, 2010. This suspension is reflected in the performance information for the Fund since that date. This suspension is voluntary and may be lifted at any time.

Expenses. Unless otherwise noted, the expense information shown is based on expenses incurred during the Fund's most recently completed fiscal year, expressed as a percentage of the Fund's average daily net assets over that period. Because the Fund's asset size changes daily in response to market volatility and purchase and redemption activity, the expense information shown has not been adjusted to reflect the Fund's current asset size. The Fund's annual operating expenses and its asset size will likely vary over time and may vary materially. In general, the Fund's annual operating expenses will increase as the Fund's assets decrease and decrease as the Fund's assets increase.

More Information About Investment Objectives and Principal Investment Strategies

The Fund has an investment objective and strategies for reaching its objective as discussed in the Summary Sections of this prospectus. The investment objective of the Fund may be changed at any time without a shareholder vote. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its objective. Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

This section provides additional information about the principal investment strategies utilized by the Fund. The Fund may hold cash pending investment and may invest up to 100% of its assets in cash and/or short-term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Additionally, pursuant to SEC rules, the Fund may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs in shares of other money market funds offered by PNC Advantage Funds, PNC Funds, a separate registered investment company affiliated with PNC Advantage Funds, and other investment companies affiliated with the Adviser. The Fund will bear the costs and fees associated with investments in other investment companies, including other investment companies managed by the Adviser or its affiliates, except that the Adviser has agreed to waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by a PNC money market fund with respect to the Fund's short-term reserves swept into a PNC money market fund. Certain other contractual and voluntary advisory fee waivers may reduce the Adviser's obligation to waive its advisory fees in connection with such investments. This waiver does not apply to cash collateral from a Fund's securities lending program invested in a PNC money market fund, and the waiver may be terminated at any time without prior notice. Because the Adviser and/or its affiliates receive fees for providing services to PNC Funds and certain other funds in which the Fund may invest, the Fund's investments in such funds benefit the Adviser and/or the Adviser's affiliates.

The Fund seeks to provide high current income consistent with stability of principal while maintaining liquidity. The Fund's investment objective may be changed without shareholder approval.

Under normal circumstances, the Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, repurchase agreements collateralized by obligations of the U.S. Treasury and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

As of the date of this prospectus, the Adviser intends to manage the Fund so that on and after October 14, 2016, the Fund will qualify as a "government money market fund." Government money market funds remain eligible under Rule 2a-7 to use the amortized cost method of valuation to seek to maintain a stable net asset value of $1 per share. Government money market funds are also generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds under Rule 2a-7, and the Board has determined not to adopt liquidity fees or redemption gates for the Fund at this time, although the Board retains the ability under Rule 2a-7 to impose them at a later date.

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MORE INFORMATION ABOUT PRINCIPAL RISKS

This section provides additional information about the principal risks of investing in the Fund.

Counter-Party Risk. Under a repurchase agreement, the Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults or otherwise becomes unable to honor a financial obligation, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral. Similarly, the Fund is exposed to similar risks of incurring losses, costs and delays if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations, or if its credit rating is lowered or its financial situation deteriorates, the values of its debt securities or other instruments may fall.

Government Securities Risk. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of securities held by the Fund.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. The dividend yield paid by the Fund will vary with, among other things, changes in short-term interest rates. The Fund's yields could decline due to falling interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. As of the date of this prospectus, interest rates in the U.S. are at or near historically low levels, increasing the exposure of debt securities to the risks associated with rising interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

Management and Operational Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.

Cyber-attacks, disruptions, or failures that affect the Fund's service providers, counterparties, market participants, or issuers of securities held by the Fund or the systems or technology on which the Fund may rely may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund's NAV or processing redemptions.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The prices of fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa and the volatility of lower-rated securities is greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund's investments in convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. The Fund is subject to the risk that the asset class(es) in which it invests primarily may underperform the asset class(es) in which it does not invest primarily.

Geopolitical and other events may disrupt markets and adversely affect global economies. Likewise, natural and environmental disasters and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers,

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securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund's investments. These events could also cause the Fund's exposure to the risks described elsewhere in this prospectus to increase. Market disruptions can also prevent the Fund from implementing its investment programs for a period of time and achieving its investment objective.

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund's ability to achieve its investment objective and affect the Fund's performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund's investments in issuers located in, doing business in or with assets in such countries. The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund's principal investment strategies to strive to meet the Fund's investment objectives under all types of market conditions, including unfavorable market conditions.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund's portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Securities markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Securities may be difficult to value during such periods.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund's principal investment strategies to strive to meet the Fund's investment objective under all types of market conditions, including unfavorable market conditions.

Money Market Fund Risk. There can be no assurance that a money market fund operating as a government money market fund, such as the Fund, will maintain a $1.00 per share NAV or comply with Rule 2a-7 at all times. Factors that could adversely affect the value of a money market fund's shares, include, among others, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund's shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of their NAVs. Certain other money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. A decline in interest rates can reduce a money market fund's yield even if the Fund is able to maintain a $1.00 per share NAV. The Adviser and its affiliates are under no obligation to support the share price or yield of the Fund.

After October 14, 2016, failure to maintain the Fund's status as a "government money market fund" (a fund that invests almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government) under the new rules would require the Fund to cease using the amortized cost method to value its shares and to cause transactions in its shares to be effected using the Fund's NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). These rules are intended to cause the values of shares of affected funds to float (i.e., change) over time with the market values of the fund's portfolio securities. In addition, the board of trustees of any money market fund may impose a liquidity fee of up to 2% of a shareholder's redemption request (any such fee a "temporary liquidity fee") and/or suspend redemptions for a period of up to ten days (any such suspension, a "gate") whenever a fund's weekly liquid assets comprise less than 30% of the fund's total assets. Further, money market funds (other than retail money market funds and government money market funds) under the new rules must impose a temporary liquidity fee of up to 2% of the value of the shares redeemed whenever less than 10% of its total assets are comprised of weekly liquid assets, unless the

7

fund's board of trustees determines that such a fee is not in the fund's best interests. If the Fund failed to maintain its status as a "government money market fund," the new rules would require imposition of liquidity fees and/or temporary suspensions of redemptions ("temporary liquidity fees and gates") whenever less than 10% of the Fund's total assets are comprised of weekly liquid assets, unless the Fund's board of trustees determines that such a fee is not in the Fund's best interests. There can be no assurance that your investment in the Fund will not be adversely affected by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

As of the date of this prospectus, the Adviser intends to manage PNC Advantage Institutional Treasury Money Market Fund so that on and after October 14, 2016, the Fund will qualify as a government money market fund which invests almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government. Government money market funds are expected to be able to continue to use the amortized cost method of valuation to seek to maintain a stable net asset value of $1 per share and they are generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds. In addition, the Board has determined not to adopt any liquidity fees or redemption gates for the Fund at this time, although the Board retains the discretion to impose them at a later date without prior notice. There can be no assurance that the Fund will qualify as a government money market fund or maintain that status. Failure to do so will subject the Fund to the effects described above.

Disclosure of Portfolio Holdings

The Fund publishes on its website (pncfunds.com) and files with the SEC its complete portfolio holdings monthly. The publication and filing is subject to a five-business day lag and will provide portfolio holdings as of the last business day of the previous month. Additionally, the Fund is required to file a quarterly portfolio holdings report with the SEC on Form N-CSR and Form N-Q. For more information on the Fund's policies and procedures with respect to the disclosure of portfolio securities, see the Statement of Additional Information, which is available, free of charge, on the Fund's website (http://pncfunds.com/resources/prospectus_reports/default.fs).

INVESTMENT ADVISER

PNC Capital Advisors, LLC is the investment adviser to the Fund located at One East Pratt Street – 5th Floor, Baltimore, MD 21202. As of June 30, 2016, the Adviser had approximately $47.7 billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Fund. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the management fees (after all fee waivers and expense reimbursements) the Adviser received from the Fund for the fiscal year ended May 31, 2016 and the Fund's contractual management fee. Fees are stated as a percentage of net assets for the fiscal year ended May 31, 2016.

Institutional Treasury Money Market Fund
Management Fees Paid After the Adviser's Voluntary Fee Waivers	0.07%
Contractual Management Fee	0.15%

Voluntary Fee Waivers

The Adviser may voluntarily agree to waive advisory fees and reimburse expenses and such voluntary fee waivers and expense reimbursements may be changed or terminated by the Adviser at any time. During the fiscal year ended May 31, 2016, the Adviser had voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield for the Fund. After giving effect to these voluntary waivers, expense reimbursements or suspensions noted above, "Total Annual Fund Operating Expenses" during the fiscal year ended May 31, 2016 were lower than the "Total Annual Fund Operating Expenses" in the Fund's Fees and Expenses tables, as shown below:

	Institutional Treasury Money Market Fund
	Institutional Shares	Advisor Shares	Service Shares
Total Annual Fund Operating Expenses	0.17%	0.16%	0.10%

A discussion regarding the basis for the Board's approval of the Advisory Agreement is available in the Semi-Annual Report to Shareholders for the period ended November 30, 2015.

Manager of Managers Structure

The Fund has received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Fund's Board, for overseeing the Fund's sub-advisers, notifying them of their termination and recommending to the Board their hiring or replacement. Shareholders will be notified within 90 days of the hiring of a sub-adviser. Currently, the Fund does not operate under a Manager of Managers structure.

8

Additional Information

The Board generally oversees the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Fund's investment adviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended third-party (or other form of) beneficiaries of those contractual arrangements. The Trust's and the Fund's contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Fund that you should consider carefully in determining whether to purchase shares of the Fund. Neither this prospectus, the Fund's Statement of Additional Information, nor the Fund's registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

PURCHASING AND REDEEMING FUND SHARES

This section tells you how to purchase and redeem shares of the Fund. Generally, the Fund does not accept purchase orders from foreign investors; however, the Fund reserves the ability to change this practice without prior notice. The Fund may accept or reject any purchase order.

Institutional Shares:

•  No front-end sales charge

•  No minimum initial investment, except as described below.

Institutional Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have entered into a selling agreement with PNC Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Institutional Shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing a direct investment in the Fund. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Fund may be held in an omnibus account in the name of that institution.

Institutional Shares may be purchased directly by institutional investors including corporate investors, pension, retirement and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity. Employees, directors, officers and retirees of PNC Funds, investment companies sponsored or advised by the Adviser or its affiliates, The PNC Financial Services Group, Inc. or any of its affiliates, the Fund's co-administrators, Underwriter or any investment sub-adviser to the Fund and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Institutional Shares subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. In addition to the $1,000 minimum initial investment, Planned Investment Programs are subject to a $50 monthly minimum investment.

•  No minimum amount for subsequent investments, except as provided above for Planned Investment Programs.

Advisor Shares:

•  No front-end sales charge

•  Shareholder servicing fees up to 0.10% of net assets

•  No minimum initial investment

•  No minimum amount for subsequent investments

Service Shares:

•  No front-end sales charge

•  Shareholder servicing fees of up to 0.25% of net assets

•  No 12b-1 fees

•  $1,000 minimum initial investment – $50 subsequent minimum investment amount, including through a Planned Investment Program

9

How to Purchase Fund Shares

New Account Set Up	Adding to an Existing Account
By Telephone with Wire Transfer	• Call Investor Services at 1-800-622-FUND (3863) to set up an account number and to receive a wire control number to be included in the body of the wire.
• Ask your bank to immediately transmit available funds by wire. Your bank may charge you a wiring fee for this service.
• Wiring instructions are as follows:
Bank of New York Mellon
ABA # 011001234
Credit: 0000735906
BNY Mellon Investment Servicing (US) Inc. as Agent for PNC Advantage Funds
Further Credit: Beneficiary Name
Beneficiary Fund/Account Number
• Complete and sign the account application and mail to:
PNC Advantage Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Advantage Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722
Contact Investor Services to receive an account application. Account applications are also available on pncfunds.com.
PNC Advantage Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.	• If you previously selected the telephone purchases option for your account, call Investor Services at 1-800-622-FUND (3863) to purchase additional shares.
• To add telephone purchases option to your account, please complete an Account Maintenance Form or call Investor Services.
PNC Advantage Funds and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.
By Mail	• Complete and sign an application. Applications may be requested by calling 1-800-622-FUND (3863) and are also available at pncfunds.com.
• Make your check payable to "PNC Advantage Funds (Fund Name)." PNC Advantage Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the completed and signed account application and your check to:
PNC Advantage Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
 Overnight delivery to:
PNC Advantage Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722	• Provide purchase instructions with the fund name, share class, your account number and account registration information.
• Make your check payable to "PNC Advantage Funds Institutional Treasury Money Market Fund." PNC Advantage Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).
• Mail the instructions and the check to one of the two mailing addresses provided.

Financial Intermediary

•  Contact your financial consultant, financial intermediary or institution to transact purchases or redemptions of shares of the Fund. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Advantage Funds on time, as further described under "General Information Regarding Purchases and Redemptions."

•  In order for you to receive the Fund's NAV determined on a business day when you purchase, redeem or exchange through an authorized financial intermediary, your authorized financial intermediary must receive your purchase, redemption or exchange request in good order before the time provided for your Fund in the table in the section titled "General Information Regarding Purchases and Redemptions," and the authorized financial

10

intermediary must subsequently communicate the request properly and timely to the Fund. Your financial intermediary is responsible for enforcing the minimum initial investment requirement and the ongoing minimum account requirement discussed above under "Purchasing and Redeeming Fund Shares."

•  Your financial consultant, financial intermediary or institution may charge a fee for its services in addition to the fees charged by PNC Advantage Funds. If you invest through an authorized institution, you will have to follow its procedures.

Note: If you recently purchased shares by check or through Automated Clearing House ("ACH"), you may not be able to exchange your shares until your check or ACH transmission has cleared (which may take up to 15 business days from your date of purchase). When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares.

General Information Regarding Purchases and Redemptions

You may purchase or redeem shares of the Fund on any day when the U.S. bond markets and the Federal Reserve are open (each a "Business Day"). SIFMA publishes a recommended holiday schedule each year for the U.S. bond markets. The U.S. bond markets and the Fund are generally closed on those scheduled holidays. Accordingly, you cannot generally purchase or redeem shares of the Fund on those days.

The Fund may reject any purchase order, including if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders. The Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. The Fund may reject, cancel or revoke the purchase on the same Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order in good order. In order for you to receive the next calculated NAV when you purchase or redeem through an authorized financial intermediary, your authorized financial intermediary must receive your purchase or redemption request in good order before the times given below and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund. Good order means, among other things, that your request includes complete information.

Your order must be communicated by you or your financial intermediary to the Fund's transfer agent before the deadline shown below, and the payment for your order must be received by the Fund's transfer agent before the deadline shown below or, in the Fund's discretion, by the close of the Federal Reserve wire transfer system, on the day your order is placed, in order for you to begin accruing dividends the same Business Day. A Fund's NAV is calculated on each Business Day and dividends begin to accrue as shown in the table below.

	Time of NAV Calculation/ Deadline for Submission of Orders for processing at the NAV calculated that day	Deadline for Submission of Orders for Dividends to Begin Accruing on the Same Business Day
Institutional Treasury Money Market Fund	Normally 4:00 p.m. Eastern time[1]	Normally 1:30 p.m. Eastern time[1,2]

1  On days when SIFMA recommends a scheduled early close for the U.S. bond markets, the Fund typically calculates its NAV as of that earlier time (the "early closing time") and set their deadline for the submission of orders for processing at the NAV calculated that day to the early closing time, except on New Year's Eve and the Friday before Memorial Day. The deadline for submission of orders for dividends to begin accruing on the same business day on such days is the time in the following list that next precedes the early closing time by at least 45 minutes: 9:45 a.m.; 11:45 a.m.; 1:30 p.m.; or 3:30 p.m. (all times Eastern time).

2  Your order must be communicated by you or your financial intermediary to the Fund's transfer agent by this time, and the payment for your order must be received by the Fund's transfer agent before the deadline shown above or, in the Fund's discretion, by the close of the Federal Reserve wire transfer system, on the day your order is placed, for you to begin accruing dividends the same Business Day. These times are subject to change without notice.

The Fund's NAV is not calculated on days when the U.S. bond markets are closed for trading or on days when the Federal Reserve is closed.

How We Calculate the NAV

The NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and share class expenses.

In calculating the NAV, the Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons by the Adviser, the Fund will value its portfolio at market price or fair value prices determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board. Please see "Money Market Fund Risk" in the Section "Details About the Fund – More Information About Principal Risks" for a discussion of regulatory changes that may affect how the Fund values its portfolio.

The Statement of Additional Information contains more detailed information concerning how the Fund values its investments.

Sales Charges

There are no sales charges on the purchase of Institutional, Advisor or Service Shares.

11

How to Redeem Your Fund Shares

Shareholders may redeem shares by following the procedures described below. For information about the deadlines to receive the next calculated NAV and dividend accrual, please see "General Information Regarding Purchases and Redemptions."

By Telephone 1-800-622-FUND (3863)	Call with your account name, number, and amount of redemption (minimum amount is $100). Redemptions will be sent to the shareholder's address or bank account on record.
Financial Intermediary

Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Fund.

By Mail	For regular mail, send your request including account name, account number and amount of the redemption to the following address:
PNC Advantage Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795
Overnight delivery to:
PNC Advantage Funds
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-1722

If you recently changed your address, you will not be able to redeem your shares within 30 days after the change without a signature guarantee.

Signature Guarantee

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

Involuntary Redemption of Your Shares

Your shares may be automatically redeemed and the account closed if the shareholder's account balance falls below $1,000 as a result of redemption activity. The Fund reserves the right to redeem a shareholder's investment in the Fund without notice and send the proceeds to the shareholder's last address or account on record or the shareholder's financial intermediary. The Fund may do so if the shareholder's account no longer satisfies eligibility or minimum investment requirements established by the Fund or for other reasons the Fund determines are appropriate.

Receiving Your Money

If you would like the proceeds of your redemption to be sent to an address, or made payable to a payee which is different from the address or payee information we have on record, please notify PNC Advantage Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Your proceeds can be wired to your bank account or sent to you by check. Normally, we will send your redemption proceeds within seven days after we receive your request in good order. PNC Advantage Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

Suspension of Your Right to Redeem Your Shares

PNC Advantage Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a)  trading on the NYSE is restricted by applicable rules and regulations of the SEC;

12

(b)  the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  upon providing prior notification to the SEC, the Board determines that the Fund's shareholders may suffer material dilution or other unfair results and decides to liquidate the Fund;

(d)  the SEC has by order permitted the Fund's suspension or postponement of redemptions;

(e)  an emergency exists, as determined by the SEC, as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable the Fund to determine the fair market value of its net assets; or

(f)  permitted by applicable law.

Telephone Transactions

Purchasing and redeeming Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund's transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Fund nor its transfer agent are responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund's transfer agent over the telephone, you will generally bear the risk of any loss.

Customer Identification Program

Federal regulations require the Fund to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, your Social Security number, employer identification number (if applicable) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Fund reserves the right to place limits on transactions in your account until your identity is verified.

General Information Regarding Short-Term Trading

The Fund operates as a money market fund and generally does not seek to detect short-term trading, but reserves the right to do so when the Board deems appropriate.

Short-term trading in other PNC-sponsored funds other than the Fund creates transaction costs that are borne by all shareholders in those funds and disrupts the orderly management of those funds' portfolio investments. The Board has adopted procedures that impose limits on such exchanges to discourage excessive short-term trading by shareholders.

There is no guarantee that the PNC-sponsored funds or their agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of those funds and their agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold such fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Advisor and Service Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. The Fund may pay these institutions up to 0.10% and 0.25% of the average daily net assets attributable to Advisor and Service Shares, respectively, for these shareholder services. The Fund suspended payment of shareholder service fees effective January 1, 2010. This suspension is voluntary and may be lifted at any time.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUND

The Fund accrues its net investment income daily and distributes it monthly. The Fund makes distributions of net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain U.S. federal income tax considerations generally applicable to investments in the Fund under current law, which is subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

13

The Fund intends to qualify and be treated each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in Fund-level taxation, and consequently, a reduction in income available for distribution to you.

Federal Taxes

The Fund intends to distribute each year all or substantially all of its net investment income and capital gains, if any. Fund distributions and gains from the sale of investments that the Fund owned (or is deemed to have owned) one year or less will generally be taxable to you as ordinary income. See the Statement of Additional Information for additional information regarding distributions of capital gains. You will be subject to income tax on Fund distributions in the manner described herein, regardless of whether they are paid in cash or reinvested in additional shares.

A 3.8% Medicare contribution tax will be imposed on the "net investment income" of certain individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any distributions of net capital gains, and net gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Backup Withholding

The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable distributions or gross proceeds realized upon the redemption of Fund shares payable to shareholders who fail to provide to the Fund a correct tax payer identification number in the manner required, who have under-reported dividend or interest income, or, who fail to certify to the Fund that they are not subject to backup withholding. The backup withholding rate is 28%.

IRAs and Other Tax-Advantaged Accounts

Fund distributions on, and sales, exchanges and redemptions of, shares held through a tax-advantaged retirement account, such as an IRA or other tax-qualified plan, will not be currently taxable. Special tax rules apply to investments through such accounts. You should consult your tax advisor regarding the tax treatment of distributions from such a tax-advantaged account.

U.S. Federal Tax Treatment of Foreign Shareholders

Investors that are not U.S. citizens or residents should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences of an investment in the Fund.

State and Local Taxes

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. It is anticipated that a significant percentage of the distributions by the Fund each year will be attributable to interest on U.S. government securities, but there is no assurance that this will be the case.

You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is in the Statement of Additional Information.

14

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Institutional, Advisor and Service Shares for the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each the Fund's financial statements, including any Notes to Financial Statements referenced in these financial highlights, is included in the annual report dated May 31, 2016 and is incorporated by reference into the Statement of Additional Information.

You can obtain the Fund's annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND

	Institutional Shares							Advisor Shares
	2016	2015		2014	2013		2012	2016			2015		2014	2013		2012
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00
Net Investment Income†	— *	—	*	— *	—	*	— *		—	*	—	*	— *	—	*	— *
Realized and Unrealized Gain (Loss) on Investments	—	—	*	—	—	*	—		—	*	—	*	—	—	*	—
Total from Investment Operations	— *	—	*	— *	—	*	— *		—	*	—	*	— *	—	*	— *
Dividends from Net Investment Income	— *	—	*	— *	—	*	— *		—	*	—	*	— *	—	*	— *
Distributions from Net Realized Gains	—	—		—	—		—		—		—		—	—		—
Total Distributions	— *	—	*	— *	—	*	— *		—	*	—	*	— *	—	*	— *
Net Asset Value, End of Year	$1.00	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00		$1.00
Total Return	0.02%	0.01%		0.01%	0.01%		0.01%		0.02%		0.01%		0.01%	0.01%		0.01%
Ratios/Supplemental Data
Net Assets End of Year (000)	$453,917	$112,304		$174,871	$115,062		$111,735	$	—[1]		$34,829		$10,980	$8,412		$3,619
Ratio of Expenses to Average Net Assets	0.17%	0.05%		0.05%	0.12%		0.08%		0.16%		0.05%		0.05%	0.13%		0.07%
Ratio of Net Investment Income to Average Net Assets	0.02%	0.01%		0.01%	0.01%		0.01%		0.02%		0.01%		0.01%	0.01%		0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	0.24%	0.28%		0.26%	0.28%		0.30%		0.25%		0.29%		0.27%	0.29%		0.32%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)	(0.05)%	(0.22)%		(0.20)%	(0.15)%		(0.21)%		(0.07)%		(0.23)%		(0.21)%	(0.15)%		(0.24)%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  At May 31, 2016, net assets of the Advisor and Service Shares represented seed capital.

15

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For the Years Ended May 31, unless otherwise indicated

ADVANTAGE INSTITUTIONAL TREASURY MONEY MARKET FUND

	Service Shares
	2016			2015		2014	2013		2012
Net Asset Value, Beginning of Year		$1.00		$1.00		$1.00	$1.00		$1.00
Net Investment Income†		—	*	—	*	— *	—	*	— *
Realized and Unrealized Gain (Loss) on Investments		—	*	—	*	—	—	*	—
Total from Investment Operations		—	*	—	*	— *	—	*	— *
Dividends from Net Investment Income		—	*	—	*	— *	—	*	— *
Distributions from Net Realized Gains		—		—		—	—		—
Total Distributions		—	*	—	*	— *	—	*	— *
Net Asset Value, End of Year		$1.00		$1.00		$1.00	$1.00		$1.00
Total Return		0.02%		0.01%		0.01%	0.01%		0.01%
Ratios/Supplemental Data
Net Assets End of Year (000)	$	—[1]		$3,401		$1,601	$2,711		$11,149
Ratio of Expenses to Average Net Assets		0.10%		0.05%		0.05%	0.14%		0.09%
Ratio of Net Investment Income to Average Net Assets		0.02%		0.01%		0.01%	0.01%		0.01%
Ratio of Expenses to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)		0.26%		0.29%		0.27%	0.29%		0.31%
Ratio of Net Investment Loss to Average Net Assets (Before Fee Waivers and Reimbursement, as applicable)		(0.14)%		(0.23)%		(0.21)%	(0.14)%		(0.21)%

*  Amount represents less than $0.005 per share.

†  Per share data calculated using average shares outstanding method.

1  At May 31, 2016, net assets of the Advisor and Service Shares represented seed capital.

16

Investment Adviser

PNC Capital Advisors, LLC
One East Pratt Street, 5th Floor
Baltimore, MD 21201

Underwriter

PNC Funds Distributor, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600

For more information about the Fund, please ask for:

Statement of Additional Information (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Advantage Funds and is available, free of charge, on the Fund's website (http://pncfunds.com/resources/prospectus_reports/default.fs). The SAI is on file with the SEC and is incorporated by reference into this prospectus.

Annual and Semi-Annual Reports

The Annual and Semi-Annual reports list the Fund's holdings. The reports also contain detailed financial information about the Fund and are available, free of charge, on the Fund's website (http://pncfunds.com/resources/prospectus_reports/default.fs).

To Obtain More Information:

By Internet:
pncfunds.com

By Telephone:

Call 1-800-622-FUND (3863)

By Mail:

PNC Advantage Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9795
Providence, RI 02940-9795

From the SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Advantage Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

PNC Advantage Funds' Investment Company
Act registration number is 811-07850

ADV-PS-021-0916

PNC Advantage Funds

Statement of Additional Information

September 28, 2016

Institutional Treasury Money Market Fund - Institutional Shares (PAIXX)

Institutional Treasury Money Market Fund - Advisor Shares (PAYXX)

Institutional Treasury Money Market Fund - Service Shares (PAEXX)

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the current Prospectus listed below for the above investment portfolio (the “Fund”) of PNC Advantage Funds as may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus and PNC Advantage Funds’ annual report to shareholders dated May 31, 2016 (the “2016 Annual Report”) may be obtained without charge, upon request, by calling or writing PNC Advantage Funds at 1-800-622-FUND (3863), 760 Moore Road, King of Prussia, PA 19406.

Current Prospectus

Prospectus dated September 28, 2016 for Institutional Shares, Advisor Shares and Service Shares of the Institutional Treasury Money Market Fund.

FINANCIAL STATEMENTS

PNC Advantage Funds’ audited financial statements, including the notes thereto, and the report thereon of Deloitte & Touche LLP, PNC Advantage Funds’ Independent Registered Public Accounting Firm, included in the 2016 Annual Report for the period ended May 31, 2016 are incorporated by reference into this SAI. No other parts of the 2016 Annual Report are incorporated by reference.

STATEMENT OF ADDITIONAL INFORMATION

This SAI should be read in conjunction with the Prospectus for the Fund listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus for the Fund.

PNC Advantage Funds (the “Trust”) which was known as “Allegiant Advantage Funds” for the period December 31, 2009 to February 8, 2010, is a Delaware statutory trust that is the successor in interest to a Massachusetts business trust organized on May 18, 1993.  From June 13, 2005 to December 30, 2009, the Trust was known as “Allegiant Advantage Fund.” For the period May 1, 2000 to June 13, 2005, the Trust was known as “The Armada Advantage Fund.” Prior to May 1, 2000, the Trust was named “The Parkstone Advantage Fund.” The Trust is an open-end registered management investment company which currently offers a single diversified investment portfolio called the Institutional Treasury Money Market Fund (the “Fund”). The Trust changed its fiscal year end from December 31 to May 31 effective with the 2005 fiscal year end.

The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value in three classes of shares. The Institutional Shares, Advisor Shares and Service Shares of the Institutional Treasury Money Market Fund commenced operations on October 1, 2009, March 16, 2011 and October 29, 2010, respectively.

ADDITIONAL INFORMATION FOR THE FUND

Additional Information on Fund Management

The Advisory Agreement between the Trust and PNC Capital Advisors, LLC (the “Adviser”) became effective as of January 4, 2010. Prior to September 29, 2009, Allegiant Asset Management Company (“Allegiant”) served as investment adviser of the Fund. On September 29, 2009, Allegiant merged with PNC Capital Advisors, Inc., its affiliate, to form the Adviser. The Adviser is an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). PNC acquired Allegiant through the merger of National City Corporation and PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form the Adviser.

Additional Information about the Fund

The following information supplements, and should be read in conjunction with, the principal strategies and risk disclosure for the Fund in the Prospectus.

The Fund is currently rated by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”), and is approved by the National Association of Insurance Commissioners (NAIC).

The Fund may hold cash pending investment and may hold up to 100% of its assets in cash and/or short- term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness.

Disclosure of Portfolio Holdings

In accordance with the Trust’s policies and procedures, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) is responsible for dissemination of information about the Fund’s portfolio securities. The Trust, its co-administrators (the Adviser and BNY Mellon Investment Servicing, together the “Co-Administrators”) and Adviser (in its capacity as investment adviser, and together with the Co-Administrators, the “Service Providers”) may only disclose information concerning securities held in the Fund under the following circumstances:

(i)                                     Within five business days following the end of each calendar month, BNY Mellon Investment Servicing shall post the securities held by the Fund as of the most recent month end, together with each security’s percentage of total net assets of the portfolios on the Trust’s website;

(ii)                                  As of April 2016, the Fund discloses information regarding the percentage of its total assets that are invested in daily and weekly liquid assets, net shareholders’ subscriptions or redemptions, and information regarding the value of its net asset value (“NAV”) calculated to four decimal points before use of penny rounding, if applicable, on the Trust’s website as of the end of each business day; and

(iii)                               As required by the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Forms N-CSR, N-Q and N-MFP or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Other than as described above, each of the Trust’s Service Providers generally is required to keep the Fund’s portfolio information confidential either pursuant to its agreement with the Trust or because of the nature of its relationship to the Trust. In the event that the Trust or a Service Provider discloses the Fund’s portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential in accordance with a confidentiality agreement and shall not trade on such information.

Neither the Trust, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Fund’s portfolio securities.

With respect to the monthly disclosure of portfolio holdings on the Trust’s website, as previously discussed, BNY Mellon Investment Servicing is authorized to prepare and post to the Trust’s website the Fund’s portfolio holdings and is also responsible for routine portfolio holdings disclosure to third-party service providers of auditing, custody, proxy voting and other services to the Trust, or disclosure to a rating or ranking organization. BNY Mellon Investment Servicing may provide the Fund’s portfolio securities holdings to any individual or entity, including ratings and rankings organizations, at the same time it is filed with the U.S. Securities and Exchange Commission (“SEC”) or one day after the information is provided on the Trust’s website.

BNY Mellon Investment Servicing may disclose the Fund’s non-public portfolio securities holdings (holdings not yet filed with the SEC or provided on the Trust’s website) as part of the normal investment activities of the Fund to the following third-party service providers that, by explicit agreement or by virtue of their respective duties to the Trust, are required to maintain the confidentiality of the information disclosed: the investment adviser; sub-advisers; underwriter; co-administrators; independent auditors; proxy voting agent; fund accountants; pricing agents; custodians; securities lending agent; counsel to the Trust or the non-interested trustees; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation.

BNY Mellon Investment Servicing, as authorized by a duly authorized officer of the Trust or the Adviser’s President, may also disclose the Fund’s non-public securities holdings to certain third parties for legitimate business purposes including, but not limited to, disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to a rating or ranking organization; or disclosure of investment models that mirror the Fund’s holdings to investment professionals in a one-on-one context if such model disclosure is subject to trade rotation with the applicable portfolio it mirrors. Such third parties must enter into a written agreement in a form acceptable to the Trust and its counsel in which the third party agrees to: (a) limit the use of the non-public portfolio securities holdings to the approved “legitimate business purpose;” (b) keep the non-public portfolio securities holdings confidential; and (c) provide that employees of the third party shall not trade based upon that information in accounts in which they have a beneficial interest.

In order to ensure that the disclosure of the Fund’s portfolio securities is in the best interests of the Fund’s shareholders and to avoid any potential or actual conflicts of interest with BNY Mellon Investment Servicing, the Adviser, the Trust’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Fund’s portfolio securities for any non-routine but legitimate business purposes shall be approved by a duly authorized officer of the Trust or the Adviser’s President in advance of such disclosure. This requirement shall not apply to the disclosure of the Fund’s portfolio securities to the Trust’s existing service providers of auditing, custody, proxy voting and other services to the Trust in connection with the provision of their services to the Trust, or as otherwise provided herein. The Board shall receive periodic reports regarding disclosure of the Fund’s portfolio holdings in connection with these policies and procedures.

In its capacity as investment adviser to the Fund, the Adviser and its personnel will have access to detailed, real-time information regarding the Fund’s portfolio holdings. The Adviser also acts as investment adviser to PNC-sponsored funds that may invest in the Fund as a matter of their principal investment strategies or otherwise. Although the Adviser and some or all of its investment personnel will have knowledge of the Fund’s portfolio holdings, including information that may not be available to the public, the Adviser generally makes investment decisions regarding the PNC-sponsored funds’ investments based on long-term considerations using principles of asset allocation. Additionally, the Adviser’s personnel are subject to policies and procedures that are designed to prevent the misuse of material non-public information.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by the Trust. Generally, since shares of the Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of the Fund shares will vary as the value of the Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up. You can lose money by investing in the Fund. There is no guarantee of successful performance, that the Fund’s objective can be achieved or that an investment in the Fund will achieve a positive return. An investment in the Fund should be considered as a means of diversifying an investment portfolio and may not by itself represent a balanced investment program.

Prospective investors should consider the following risks. Please see the Fund’s Prospectus and this SAI for more information on the principal risks and investment strategies associated with your Fund.

Counter-Party Risk. Under a repurchase agreement, the Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults or otherwise becomes unable to honor a financial obligation, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral. Similarly, the Fund is exposed to similar risks of incurring losses, costs and delays if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Credit Risk. The values of debt securities or other instruments may be affected by the ability of issuers or the respective counterparties to make principal and interest payments or otherwise meet their obligations to the Fund. If an issuer cannot or will not meet its payment obligations or if its credit rating is lowered or its financial situation deteriorates, the values of its debt securities or other instruments may fall.

Interest Rate Risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity or duration of a debt security (or a portfolio of such securities), the more the value of that security (or portfolio of securities) will change as a result of changes in interest rates. The dividend yield paid by the Fund will vary with, among other things, changes in short-term interest rates. The Fund’s yields could decline due to falling interest rates. Interest rate risk may be heightened when interest rates are below or significantly below historical averages. As of the date of this prospectus, interest rates in the U.S. are at or near historically low levels, increasing the exposure of debt securities to the risks associated with rising interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. Recent and potential future changes in government policy may affect interest rates.

In the recent past, the Federal Reserve has taken steps to support financial markets, including steps to maintain historically low interest rates, such as by purchasing bonds. The implementation or removal of such support activities could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve their investment objectives.

Market Risk.  Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. The prices of fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa and the volatility of lower-rated securities is greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund’s investments in convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. The Fund is subject to the risk that the asset class(es) in which it invests primarily may underperform the asset class(es) in which it does not invest primarily.

Geopolitical and other events may disrupt markets and adversely affect global economies. Likewise, natural and environmental disasters and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. These events could also cause the Fund’s exposure to the risks described elsewhere in this prospectus to increase. Market disruptions can also prevent the Fund from implementing its investment programs for a period of time and achieving its investment objective.

Markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objectives under all types of market conditions, including unfavorable market conditions.

The U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, in recent periods, governmental financial regulators, including the Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Securities markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Securities may be difficult to value during such periods.

The Fund may continue to accept new subscriptions and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objective under all types of market conditions, including unfavorable market conditions.

Government Securities Risk. Investments in certain U.S. government securities may not be supported by the full faith and credit of the U.S. government. Accordingly, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, the Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to assert a claim against the U.S. government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. government to meet its obligations may negatively impact the price of such securities held by the Fund.

Large Shareholder Risk. A Fund may experience large redemptions or investments due to transactions in Fund shares by funds of funds, other large shareholders or similarly managed accounts, including funds or accounts advised or sponsored by the Adviser. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on a Fund’s performance. In the event of such redemptions or investments, a Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase a Fund’s brokerage and/or other transaction costs. In addition, when funds of funds or other investors own a substantial portion of a Fund’s shares, a large redemption by a fund of funds could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of a Fund’s shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares. In addition, a conflict of interest may exist for the Adviser when determining whether certain funds the Adviser advises will invest (or remain invested) in certain other funds, including the Fund, for example because the Adviser may receive a higher asset-based fee for managing a fund than it does for managing other funds. The Adviser may try to minimize these potential adverse effects, although there can be no assurance that such actions will be taken or successful. The Adviser generally seeks to act in the Fund’s best interests, but, in doing so, its investment decisions or other decisions may adversely affect other funds.

Money Market Fund Risk. There can be no assurance that a money market fund operating as a government money market fund, such as the Fund, will maintain a $1.00 per share NAV or comply with Rule 2a-7 under the 1940 Act, the primary rule governing the operation of money market funds at all times. Factors that could adversely affect the value of a money market fund’s shares, include, among others, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the fund. In addition, the failure of even an unrelated money market fund to maintain a stable NAV could create a widespread risk of increased redemption pressures on all money market funds, including the Fund, potentially jeopardizing the stability of its NAV. Certain other money market funds have in the past failed to maintain stable NAVs, and there can be no assurance that such failures and resulting redemption pressures will not impact the Fund in the future. A decline in interest rates can reduce a money market fund’s yield even if the Fund is able to maintain a $1.00 per share NAV. The Adviser and its affiliates are under no obligation to support the share price or yield of the Fund.

After October 14, 2016, failure to maintain the Fund’s status as a “government money market fund” (a fund that invests almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government) under the new rules would require the Fund to cease using the amortized cost method to value its shares and to cause transactions in its shares to be effected using the Fund’s NAV per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). These rules are intended to cause the values of shares of affected funds to float (i.e., change) over time with the market values of the fund’s portfolio securities. In addition, the board of trustees of any money market fund may impose a liquidity fee of up to 2% of a shareholder’s redemption request (any such fee a “temporary liquidity fee”) and/or suspend redemptions for a period of up to ten days (any such suspension, a “gate”) whenever a fund’s weekly liquid assets comprise less than 30% of the fund’s total assets. Further, money market funds (other than retail money market funds and government money market funds) under the new rules must impose a temporary liquidity fee of up to 2% of the value of the shares redeemed whenever less than 10% of its total assets are comprised of weekly liquid assets, unless the fund’s board of trustees determines that such a fee is not in the fund’s best interests. If the Fund failed to maintain its status as a “government money market fund,” the new rules would require imposition of liquidity fees and/or temporary suspensions of redemptions (“temporary liquidity fees and gates”) whenever less than 10% of the Fund’s total assets are comprised of weekly liquid assets.  There can be no assurance that your investment in the Fund will not be adversely affected by additional reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.

As of the date of the Prospectus, the Adviser intends to manage PNC Advantage Institutional Treasury Money Market Fund so that on and after October 14, 2016, the Fund will qualify as a government money market fund which invests almost exclusively in cash, obligations of the U.S. government, and repurchase agreements collateralized by obligations of the U.S. government. Government money market funds are expected to be able to continue to use the amortized cost method of valuation to seek to maintain a stable net asset value of $1 per share and they are generally not subject to the default liquidity fees and redemption gates that may apply to other money market funds. In addition, the Board has determined not to adopt any liquidity fees or redemption gates for the Fund at this time, although the Board retains the discretion to impose them at a later date without prior notice. There can be no assurance that PNC Advantage Institutional Treasury Money Market Fund will qualify as a government money market fund or maintain that status. Failure to maintain that status will subject the Fund to regulation as a non-government money market fund and may result in the imposition of temporary liquidity fees and gates.

Repurchase Agreement Risk. Under a repurchase agreement the Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. If the seller defaults or otherwise becomes unable to honor a financial obligation, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

Additional Information About the Fund’s Investments

The following information supplements and should be read in conjunction with, the principal strategies and risk disclosure for the Fund in the Prospectus.

The list of securities and instruments described below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectus, in the section “Investment Limitations and Restrictions” in this SAI or under applicable law, the Fund may engage in each of the strategies and invest in each of the securities and instruments listed below. The Adviser may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security. Investments are not limited to the categories listed below, or the securities specifically enumerated under each category. The Fund is not required to engage in a particular transaction, or invest in any security or instrument, even if to do so might benefit the Fund. The Adviser may invest in some securities under a given category as a primary strategy, and in other securities under the same category as a secondary strategy. The Adviser may invest in any security that falls under the specific category, including securities that are not listed below.

Eligible Securities

The Fund may only purchase “eligible securities” (as defined by Rule 2a-7 under the 1940 Act) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board. Eligible security means a security that presents minimal credit risks to a money market fund. The Fund may only purchase securities that present minimal credit risk as determined by the Adviser in accordance with procedures approved by the Board of Trustees. Money market fund securities and government securities (with maximum maturities of 397 days) are eligible securities through their express inclusion in the 2015 SEC Release’s revised definition of eligible security.

Liquidity, Maturity and Quality

The Fund must hold securities sufficiently liquid to meet reasonably foreseeable shareholder redemptions. At least 30% of the assets of the Fund must be in cash, direct obligations of the U.S. government, and certain other government securities issued at a discount with remaining maturities of 60 days or less, securities that convert or mature into cash within five business days, or amounts receivable and due unconditionally within five business days on pending sales of portfolio securities. At least 10% of the Fund’s assets must be in cash, direct obligations of the U.S. government, securities that convert or mature into cash within one business day, or amounts receivable and due unconditionally within one business day. No more than 5% of the total assets of the Fund may be invested in illiquid securities.

The Fund is managed so that the dollar-weighted average portfolio maturity of all instruments held by it will not exceed 60 days and so that the weighted average life of all instruments held by it will not exceed 120 days. In no event will the Fund purchase securities that mature more than 397 days from the date of purchase as determined under Rule 2a-7 under the 1940 Act.

Variable and Floating Rate Instruments

The Fund may purchase Treasury Floating Rate Notes, which are floating rate obligations issued by the U.S. Treasury. See “U.S. Treasury Obligations and Receipts” below. Variable rate securities provide for specific periodic adjustment in the interest rate; floating rate securities have interest rates that change when there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government will be deemed to have a maturity equal to the period remaining until the obligation’s next interest rate adjustment.

Variable and floating rate obligations held by the Fund may have maturities of more than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days, to the extent permitted by Rule 2a-7 of the 1940 Act. Other short-term variable obligations will be deemed to have a maturity equal to the shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or the Trust’s procedures. Other short-term floating rate obligations will be deemed to have a maturity of one day except for purposes of determining weighted average life, in which case it shall be deemed to have a maturity equal to the demand notice period in accordance with applicable regulations or the Trust’s procedures. Other long-term variable obligations will be deemed to have a maturity equal to the longer of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or the Trust’s procedures. Other long-term floating rate obligations will be deemed to have a maturity of the demand notice period in accordance with applicable regulations or the Trust’s procedures.

Repurchase Agreements

Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund’s Adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.

The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Repurchase agreements involve certain risks in the event of default or insolvency by the other party. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. Securities subject to repurchase agreements will be held by the Trust’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

For purposes of Rule 2a-7, a repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, when subject to demand, the demand notice period in accordance with applicable regulations or the Trust’s procedures.

InterFund Lending Program

The Fund and PNC Funds (for purposes of this section, the “Funds”) have received an exemptive order from the SEC that permits the Funds to lend money and borrow money for temporary purposes directly to and from a series of PNC Funds (each, an “InterFund Loan”) pursuant to a master interfund lending agreement (the “InterFund Lending Agreement”). It is expected that a Fund may utilize an InterFund Loan in situations where the cash position of the Fund is insufficient to meet temporary cash requirements due to situations in which shareholder redemptions exceed cash available to meet redemption requests or when a sale of securities “fails” due to circumstances beyond the Fund’s control, such as a delay in the delivery of cash to the Fund’s custodian or improper delivery instructions by the broker effecting the transaction.

No Fund may borrow beyond the limits imposed by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the above mentioned and any other applicable SEC exemptive order or other relief, or the amount permitted by its investment restrictions and limitations. A Fund may make an InterFund Loan when it has available cash reserves and when a borrowing fund requests an InterFund Loan in order to meet temporary cash requirements. An InterFund Loan will be made only if (i) the rate of the loan is more favorable to a lending Fund than the highest or best (after giving effect to factors such as the credit quality of the counterparty) current overnight repurchase agreement rate available to a lending Fund, and (ii) the rate of the loan is more favorable to a borrowing Fund than the lowest interest rate at which a short-term loan from a bank would be available to the Fund (as determined based on a formula approved the Board and calculated by the interfund lending program team consisting of employees of the Adviser).

If a Fund has outstanding borrowings from a bank, any InterFund Loan to the Fund will: (i) be at an interest rate equal to or lower than the interest rate of any outstanding bank loan; (ii) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (iii) have a maturity no longer than any outstanding bank loan (and in any event not over seven days); and (iv) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund, will automatically (without need for action or notice by the lending Fund), constitute an immediate event of default under the InterFund Lending Agreement, which both entitles the lending Fund to call the InterFund Loan immediately and exercise all rights with respect to any collateral and causes the call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through an InterFund Loan only if the relevant borrowing Fund’s outstanding borrowings from all sources immediately after the InterFund Loan total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s InterFund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an InterFund Loan would be greater than 10% of its total assets, the Fund may borrow through an InterFund Loan only on a secured basis.

Before any Fund that has outstanding InterFund Loans may, through additional borrowings, cause its outstanding borrowings from all sources to exceed 10% of its total assets, it must first secure each outstanding InterFund Loan to a Fund by the pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the InterFund Loan. If the total outstanding borrowings of a Fund with outstanding InterFund Loans exceed 10% of its total assets for any other reason (such as a decline in net asset value or because of shareholder redemptions), the Fund will, within one business day, thereafter, either (i) repay all its outstanding InterFund Loans to other Funds, (ii) reduce its outstanding indebtedness to other Funds to 10% or less of its total assets, or (iii) secure each outstanding InterFund Loan to other Funds by the pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan until the Fund’s total outstanding borrowings cease to exceed 10% of its total assets, at which time the collateral called for by this condition 5 shall no longer be required. Until each InterFund Loan that is outstanding at any time that a Fund’s total outstanding borrowings exceed 10% of its total assets is repaid or the Fund’s total outstanding borrowings cease to exceed 10% of its total assets, the Fund will mark the value of the collateral to market each day and will pledge such additional collateral as is necessary to maintain the market value of the collateral that secures each outstanding InterFund Loan to Funds at least equal to 102% of the outstanding principal value of the InterFund Loans.

No Fund may lend to another Fund if the InterFund Loan would cause its aggregate outstanding InterFund Loans to exceed 15% of the lending Fund’s current net assets at the time of the InterFund Loan. A Fund’s InterFund

Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of InterFund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. A Fund’s borrowings, as measured on the day when the most recent loan was made, will not exceed the greater of 125% of the Fund’s total net cash redemptions for the preceding seven calendar days or 102% of a Fund’s sales fails for the preceding seven calendar days. Each InterFund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

Illiquid Securities and Liquidity Risk

The Fund will not knowingly invest more than 5% of the value of its respective total assets in securities that are illiquid. For purposes of this SAI, an “illiquid security” is defined under Rule 2a-7 of the 1940 Act as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Fund. Illiquid securities would generally include securities that are not otherwise readily marketable, repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the “1933 Act”).

In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

When-Issued Securities

The Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. The Fund receives no income from when-issued or delayed-delivery securities prior to delivery of such securities.

When the Fund agrees to purchase when-issued securities, the custodian may segregate cash or liquid portfolio securities equal to the amount of the commitment. The Fund may set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment, marked to market daily. It is likely that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and ability to manage its portfolio might be affected. As an alternative to segregating assets in the manner described above, the Fund may (and normally expects to) have its custodian designate assets on its records as being held in respect of its commitment to purchase securities on a “when-issued” basis.

Money Market Instruments

The Fund may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objectives and policies. Investments in Money Market Instruments may subject the Fund to additional investment risks, including future political and economic developments, such as the imposition of additional taxes.

Government Securities

The Fund may invest in direct obligations of the U.S. Treasury. Some of these investments may be variable or floating rate instruments. See “Variable and Floating Rate Instruments.” Payment of the principal of fixed income securities issued by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities.

Events surrounding the U.S. federal government debt ceiling and any resulting agreements could adversely affect the Fund’s ability to achieve its investment objective at any time and from time to time. A downgrade of U.S. sovereign debt ratings could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt and could negatively affect the value of the Fund’s shares. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

U.S. Treasury Obligations and Receipts

The Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities). The Fund may also invest in Treasury Floating Rate Notes. Treasury Floating Rate Notes are instruments authorized by amendments to the U.S. Treasury’s marketable securities auction rules. As with other floating rate securities, at certain intervals, the interest payment on a Treasury Floating Rate Note will increase when the applicable index increases, and will decrease when the applicable index decreases. Treasury Floating Rate Notes are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. For additional information on floating rate securities, see the section “Variable and Floating Rate Instruments” above.

The Fund may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), Liquid Yield Option Notes (“LYONs”), and Certificates of Accrual on Treasury Securities (“CATS”). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR’s are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security, and such accrual will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments. Because such investments will cause the Fund to accrue income without a corresponding receipt of cash, the Fund may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements for qualification for treatment as a regulated investment company for U.S. federal income tax purposes, even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time.

Legal and Regulatory Risk

Legal, tax and regulatory changes could occur during the term of the Fund that may adversely affect the Fund. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the Federal Reserve or other banking regulators, other U.S. or non-U.S. governmental regulatory authorities or self-regulatory organizations, including entirely new entities, that supervise the financial markets, each of which could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund may also be adversely affected by more aggressive enforcement of, and changes in the enforcement or interpretation of, existing statutes and rules by these governmental regulatory authorities, self-regulatory organizations, or other regulators. The CFTC, the SEC, the FDIC, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.

In July 2010, the U.S. Congress enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), which includes provisions for new regulation of registered investment companies and financial institutions. Because the legislation leaves much to rule making, its ultimate impact remains unclear.

More generally, the regulation of mutual funds and financial institutions is an evolving area of law and is subject to modification by government and judicial action. Subject to certain conditions and restrictions, U.S. banking law currently permits a banking entity, such as PNC (as well as certain of its affiliates), to acquire or retain an ownership interest in mutual funds, or to sponsor mutual funds. On December 10, 2013, five federal banking and financing regulatory agencies issued final rules implementing a provision of the Dodd-Frank Act that is commonly referred to as the “Volcker Rule.” Among other things, the Volcker Rule prohibits banking entities from owning and sponsoring hedge funds and private equity funds, referred to as “covered funds.” Under the Volcker Rule, the definition of covered funds encompasses any issuer that would be an investment company under the 1940 Act if it were not otherwise excluded by two provisions of the 1940 Act, section 3(c)(1) or 3(c)(7). However, the Volcker Rule excludes from the definition of covered funds certain entities with more general corporate purposes such as wholly owned subsidiaries, joint ventures, and acquisition vehicles, as well as SEC-registered investment companies (such as the Fund) and business development companies. The precise scope of this exclusion has been further refined by additional regulatory guidance, and is subject to further clarification. The Volcker Rule is likely to have a significant impact on banking entities, such as PNC, and any covered funds in which banking entities currently invest or sponsor or in which a bank entity may be a counterparty or service provider, and may therefore have an impact on the Fund.

The Volcker Rule and/or other banking regulations may prevent the Fund from operating as intended, may restrict the activities, including the investment activities of the Fund, and may prevent the Fund from pursuing their investment objectives and employing their investment strategies. Moreover, there may be certain investment opportunities, investment strategies or actions that the Adviser will not undertake on behalf of the Fund in view of the relationship of PNC (and its affiliates) to the Fund or PNC (and its affiliates) client or firm activities, regardless of whether (i) the Adviser believes such opportunities, strategies or actions to be in the best interest of the Fund or (ii) the consent and disclosure requirements of the Investment Advisers Act of 1940 could be satisfied. Further, the investment opportunities, investment strategies or actions of the Fund may be limited in order to comply with the Volcker Rule’s restrictions on material conflicts of interest. A fund that is not advised by an affiliate of a banking entity, such as PNC, may not be subject to these considerations.

It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law. Compliance with any new laws or regulations could be more difficult and expensive and may affect the manner in which the Fund conducts business, the Fund’s investment performance and the viability of the Fund. Furthermore, new laws or regulations may subject the Fund or some or all investors to increased taxes or other costs.

Operational and Technology Risk. The Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions.  These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Fund, the Fund’s service providers, counterparties, or other market participants or data within them (a “cyber-attack”).  Power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.  Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers or counterparties, market participants, or issuers of securities held by the Fund or the systems or technology on which the Fund may rely, may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations, such as calculating the Fund’s NAV or processing redemptions.  For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted, and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV, and impede trading).  In addition, cyber-attacks, disruptions, or failures may cause reputational damage and subject the Fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions, or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future.

Similar types of operational and technology risks are also present for issuers of the Fund’s investments, which could have material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving a Fund counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests, or securities markets and exchanges.

Securities of Other Investment Companies

The Fund may invest in securities issued by other investment companies that invest in high-quality, short-term debt securities and that determine their NAV per share based on the amortized cost or penny-rounding method (i.e., money market funds).

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders. Investing in other investment companies sponsored or managed by the Adviser or affiliates of the Adviser, including other series of the Trust and the PNC Funds, a separate investment company affiliated with the Trust, involves potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in those investment companies, which fees may be higher than the fees the Adviser receives for managing a Fund. Investment by a Fund in those other investment companies may be beneficial in the management of those other investment companies, by helping to achieve economies of scale or enhancing cash flows.

Investing in other investment companies gives rise to the same risks as the underlying securities in which the investment company invests. The Fund currently intends to limit its investments in registered investment companies to shares issued by money market funds pursuant to the restrictions provided in the 1940 Act.

Pursuant to SEC rules, the Fund may invest cash balances not otherwise invested in portfolio securities to purchase shares of the money market funds offered by the Trust and the PNC Funds.

INVESTMENT LIMITATIONS AND RESTRICTIONS

The Fund is subject to a number of investment limitations and restrictions. The following investment limitations are matters of fundamental policy and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined under “Vote of a Majority of the Outstanding Shares”).

No Fund may:

1.              Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

(a)               there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

(b)               wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

(c)                utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

(d)               personal credit and business credit businesses will be considered separate industries.

2.              Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

3.              Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

4.              Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5.              Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, “commodities” includes commodity contracts.

6.              Act as an underwriter of securities within the meaning of the 1933 Act except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

With respect to investment limitation No. 2 above, shareholder approval is being sought as of the date of this SAI to amend the fundamental investment restriction as follows:

Each Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

With respect to investment limitation No. 3 above, the 1940 Act limits the Fund’s ability to borrow money on a non-temporary basis if such borrowings constitute “senior securities”, except that the Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) for all borrowings. Should the Fund’s asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%. Shareholder approval is also being sought as of the date of this SAI to amend the fundamental investment restriction as follows:

Each Fund may borrow money, issue senior securities or mortgage, pledge or hypothecate its assets, to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

For purposes of applying the fundamental investment policy No. 5 above, at the time of the establishment of the restriction, swap contracts and certain other financial transactions were not within the understanding of the term “commodities” or “commodity interests” and, for clarity, notwithstanding any federal legislation or regulatory action by the CFTC that subject swaps or such other financial transactions to regulation by the CFTC, the Fund is not restricted from investing in or entering into swap contracts or such other financial transactions by fundamental policy No. 5.

Except for the Fund’s policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

NET ASSET VALUE

The Fund values its portfolio securities for purposes of calculating its NAV using procedures approved by the Fund’s Board. Those procedures allow for a variety of methodologies to be used to value the Fund’s securities. The specific methodologies used for a particular security may vary based on the market data available for a specific security at the time the Fund calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. Accordingly, the methodologies summarized below are not an exhaustive list of the methodologies the Fund may use to value a security and they may not represent the means by which the Fund’s investments are valued on any particular business day.

Valuation of the Fund

The investments of the Fund, other than investments in other money market funds, funding agreements and repurchase agreements, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant proportionate accretion of discount or amortization of premium to its effective maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its investments at market price, or fair value prices may be determined in good faith using methods approved by the Board. Investments in other money market funds are valued at their respective NAVs as determined by those funds each business day. Investments in repurchase agreements and funding agreements are typically valued at par each business day.

The Fund invests only in high-quality, short-term instruments, and will not purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act. The Fund maintains a dollar-weighted average portfolio maturity of less than 60 days and a weighted average life of less than 120 days. If the Board believes that the deviation between the value of the Fund’s portfolio based on amortized cost and market value may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, redeeming shares in kind, reducing the number of the Fund’s outstanding shares without monetary consideration, or utilizing an NAV per share determined by using available market quotations.

Please see “Risk Considerations - Money Market Fund Risk” for a discussion of pending regulatory reforms that may impact the Fund’s valuation practices.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The sale of the Fund’s shares is facilitated by PNC Funds Distributor, LLC, (the “Underwriter”) which has agreed to use commercially reasonable efforts to distribute shares of the Fund. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor’s financial institution at its principal office or directly to the Trust at PNC Advantage Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9795, Providence, RI 02940-9795. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and “Signature Guaranteed” must appear with the signature. An investor’s financial institution may request further documentation from corporations, executors, administrators, Trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order. Good order means that complete information is provided about your sale request. In order to receive the Fund’s next determined NAV when you redeem through an authorized financial intermediary, your authorized financial intermediary must receive your redemption request in good order before the time described in the Fund’s Prospectus, and your authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.

The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when: (a) trading on the New York Stock Exchange (“NYSE”) is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) upon providing prior notification to the SEC, the Board determines that the Fund’s shareholders may suffer material dilution or other unfair results and decides to liquidate the Fund; (d) the SEC has by order permitted such suspension; or (e) an emergency exists as determined by the SEC, as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

Payment for shares of the Fund may, in the discretion of the Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

The Trust normally pays redemption proceeds in cash but reserves the right to make redemptions in-kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and would be subject to tax on any gain realized upon such sale.

As described in the Prospectus, the Fund’s shares are generally sold at a price based on the amortized cost of such Fund’s portfolio to individuals and institutional investors including corporate investors, pension and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of the Adviser. Generally, the Fund does not accept purchase orders from foreign investors; however, the Fund reserves the ability to change this practice without prior notice. Advisor and Service Shares are designed for investors requiring additional services through their financial intermediaries. There are no sales charges on the purchase of Institutional, Advisor or Service Shares.

In order to receive the Fund’s next determined NAV when you purchase through an authorized financial intermediary, your authorized financial intermediary must receive your purchase request in good order before the time described in the Fund’s Prospectus, and your authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional U.S. federal tax considerations generally affecting the Fund and its shareholders and the following information supplements, and should be read in conjunction with, the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters. Potential investors should consult their tax advisers regarding their particular situation and the possible application of foreign, state and local tax laws.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. These authorities are subject to change, possibly with retroactive effect.

Qualification as a Regulated Investment Company

The Fund is treated as a separate corporation for U.S. federal income tax purposes. The Fund has elected to be treated as a regulated investment company under Subchapter M of Chapter 1, Subtitle A of the Code and intends each year to qualify and to be eligible to be treated as such. As a regulated investment company, the Fund will generally not be subject to U.S. federal income tax on its net investment income and realized capital gains that it distributes in a timely manner to shareholders. In order to qualify for treatment as a regulated investment company, the Fund must, among other things, meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

Second, at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships. For purposes of this diversification test, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment, and in some cases, identification of the issuer (or issuers) is uncertain under current law. The qualifying income and diversification requirements described above may limit the extent to which the Fund can engage in certain derivative transactions.

Third, the Fund must distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gain over net long-term capital loss) and net tax-exempt income, if any, for such year.

The Fund intends to comply with these requirements. If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at regular corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portion of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders, provided that such shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is afforded special tax treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income (the excess of capital gains over capital losses) for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make sufficient distributions each calendar year to avoid liability for this excise tax, although there can be no assurance that it will do so.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

Distributions

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses, in each case determined with reference to any capital loss carryforwards). Any taxable income, including any net capital gain retained by the Fund, will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

Distributions paid out of the Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, are generally taxable to shareholders. If the Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (as defined above) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from capital gains are generally made after applying any available capital loss carryforwards. The Fund does not expect a significant portion of Fund distributions to be derived from net capital gain.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trust and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Sale, Exchange or Redemption of Fund Shares

Provided that the Fund’s shares maintain a $1-per-share net asset value, a shareholder will recognize no gain or loss on the sale, exchange or redemption of Fund shares.  Should that no longer remain the case, the sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.

The IRS has issued regulations that permit a simplified method of accounting for gains and losses realized upon the disposition of shares of a regulated investment company that is a money market fund. Very generally, where a shareholder realizes and would otherwise recognize gain or loss upon the redemption of shares, a shareholder using such simplified method of accounting will recognize gain or loss with respect to the Fund’s shares for a given computation period (the shareholder’s taxable year or shorter period the shareholder selects) equal to the value of all the Fund shares held by the shareholder on the last day of the computation period, less the value of all Fund shares held by the shareholder on the last day of the preceding computation period, less the shareholder’s net investment in the Fund (generally, purchases minus redemptions) made during the computation period. In such a circumstance, the use of the simplified method of accounting will avoid the application of the otherwise applicable “wash-sale rule.”

In the event the Fund decides in the future to impose a liquidity fee on the redemption of Fund shares in certain circumstances, such fee will reduce the amount you will receive upon the redemption of your shares, and will cause you to recognize a capital loss from such redemption. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds. In the absence of further guidance from the Internal Revenue Service, the Fund expects to treat such liquidity fees as reducing proceeds paid to shareholders in redemption of Fund shares, and therefore generating a tax loss for redeeming shareholders, but not constituting income to the Fund.

Shareholders of the Fund are advised to consult their own tax advisors regarding their investment in the Fund.

Taxation of Fund Investments

Original Issue Discount and Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and expects not to be subject to U.S. federal income tax to the extent it distributes its investment income and capital gains to shareholders, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Foreign Shareholders

Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.  The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The Fund is permitted to report such part of its dividends as short-term capital gain or interest-related dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding application of these rules to their accounts.

Distributions by the Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, or interest-related dividends (e.g., dividends attributable to U.S. source interest income to which the exception from withholding above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain effectively connected with the conduct by the foreign shareholder of a trade or business within the United States or (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing the applicable IRS Form W-8BEN, W-8BNE-E or substitute form). Foreign shareholders should consult their tax advisers in this regard.

Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.  Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Shares Purchased Through Tax-Qualified Plans or Other Tax-Advantaged Accounts

Tax-qualified plans and other tax-advantaged arrangements (collectively, “tax-advantaged accounts”) generally are not subject to U.S. federal income tax on distributions from the Fund or on redemptions of the Fund’s shares. Special tax rules apply to investments through such tax-advantaged accounts. Account holders investing in the Fund through a tax-advantaged account generally are not subject to U.S. federal income tax on Fund distributions received by the account or on redemptions of Fund shares held in the account. Distributions from a tax-advantaged account generally are taxable to the recipient as ordinary income, with certain exceptions (for example, distributions to participants from a Roth 401(k) plan generally are not taxable to participants in such a plan).

Investors in the Fund through a tax-advantaged account should consult with their own tax advisors and their plan administrator or other designated financial intermediary, to determine the suitability of the Fund as an investment through their tax-advantaged account and the specific U.S. federal income, as well as any state, local, foreign, or other tax consequences to them of investing in the Fund through such account.

The Fund generally does not expect to provide tax-advantaged accounts with tax information reporting on IRS Form 1099 or otherwise, regarding shareholder cost basis or the tax attributes or character of income received from Fund distributions or redemptions.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the US Treasury regulations and IRS guidance issues thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder of the Fund fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays, and 30% of the gross proceeds of redemptions, sales and exchanges and certain Capital Gain Dividends it pays on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019). If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Tax Shelter Reporting

Under Treasury regulations, if an individual or corporate shareholder recognizes a loss of $2 million or more or $10 million or more, respectively, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

* * * * *

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Board in accordance with Delaware law and the Trust’s Agreement and Declaration of Trust. Information pertaining to the Trustees and Officers of the Trust is set forth below. As of the date of this SAI, the Board currently consists of six Trustees. Pending shareholder approval of two new trustee nominees at the upcoming shareholder meeting or any adjournment(s) or postponement(s) thereof, the Board will consist of eight Trustees. Information pertaining to the trustee nominees, Maryann Bruce and Mark Hancock (the “New Trustee Nominees”), is also set forth below. None of the current Trustees or New Trustee Nominees is affiliated with the Adviser or its affiliates and none of the Trustees or New Trustee Nominees is an “interested person” of the Trust as defined under Section 2(a)(19) of the 1940 Act. The Trustees and Officers of the Fund are Trustees and Officers of another registered investment company managed, advised, administered or distributed by the Adviser or its affiliates. The New Trustee Nominees, pending shareholder approval, will also be Trustees of the other registered investment company. A list of the Trustees, New Trustee Nominees and Officers of the Trust and a brief statement of their present positions and principal occupations during the past five years or longer are set out below.

Trustees

Name, Address(1) Age and Date of Birth	Position Held With the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years or Longer(4)
Dorothy A. Berry—73 Date of Birth: 9/12/43	Trustee	Since April 2006	Retired; President, Talon Industries, Inc. (administrative, management and business consulting), 1986-2012; Chairman Independent Directors Council, 2010-2011.	2 registered investment companies consisting of 33 portfolios	Chairman and Director, Professionally Managed Portfolios; Trustee, Allegiant Funds until 2010.

John G. Drosdick(5)— 73 Date of Birth: 8/9/43	Trustee Chairman of the Board and Nominating Committee	Since November 2010 Since June 2011	Retired; Chairman, Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 1996-2008.	2 registered investment companies consisting of 33 portfolios

Director, United States Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S. —based food company) until June 2013; Director,

Lincoln Financial Corporation (financial services) until 2005; Director, Triumph Group, Inc. (aerospace manufacturer).

Dale C. LaPorte — 74 Date of Birth: 1/04/42	Trustee	Since April 2005

Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), 2005-2008; Partner, 1974 - 2005, and Chairman of Executive Committee, 2000 - 2004, of Calfee, Halter & Griswold LLP (law firm).

				2 registered investment companies consisting of 33 portfolios	Director, Invacare Corporation; Trustee, Allegiant Funds until 2010.

L. White Matthews, III—70 Date of Birth: 10/5/45	Trustee Chairman of the Audit Committee	Since February 2010 From June 2011 to February 2012

Retired; Chief Financial Officer, Ecolab Inc., 1999-2001; Chief Financial Officer, Union Pacific Corporation, 1989-1998; Director and Chairman of the Board of Constar International Inc. (bottles and packaging manufacturer), 2009-2014;

2 registered investment companies consisting of 33 portfolios

Director, Hyla, Inc. (cellphone recycler); Director, Matrixx Initiatives, Inc. (pharmaceuticals) until 2011; Director, PNC Funds, Inc. until 2010; Director (since 2003) and Chairman of the Board of (publicly traded) Imation Corp. (data storage) until May 2015.

Retired; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 - 2007.

Edward D. Miller, M.D.—73 Date of Birth: 2/1/43	Trustee	Since February 2010	Retired; Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to June 2012.	2 registered investment companies consisting of 33 portfolios

Director, Care Fusion (healthcare devices); Director, EnGenelC Ltd. (biopharmaceuticals) since January 2016; Director, NantHealth, Inc. (healthcare solutions) since January 2016; Director, PNC Funds, Inc. until 2010.

Stephen M. Todd — 68 Date of Birth: 4/24/48	Trustee Chairman of the Audit Committee	Since November 2011 Since February 2012	Retired; Global Vice Chairman — Assurance Professional Practice, Ernst & Young London, UK (accounting firm), 2003 to 2010.	2 registered investment companies consisting of 33 portfolios	Director, Dover Corporation (diversified multi-national manufacturing company); Trustee, Ancora Trust (registered investment company) until 2011.

Trustee Nominees

Name, Address Age and Date of Birth	Position Held With the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years or Longer
Maryann Bruce —56 Date of Birth: 4/1/1960	New Trustee Nominee	N/A	President, Turnberry Advisory Group (consulting), 2007-Present; President, Aquila Distributors, Inc., Aquila Investment	None

Director, MBIA, Inc. (insurance) since June 2012; Director and Chairman of Compensation Committee, Atlanta Life Financial Group (financial services) until May 2016; Director, Allianz Global Investors Fund Management LLC (investment management) until March 2014.

Management LLC, 2008-2010; President, Evergreen Investments Services, Inc., Evergreen Investments, 1999-2007; President and Chief Executive Officer, Allstate Financial Distributors, Inc., 1998-1999.

Mark Hancock —48 Date of Birth: 2/5/1968	New Trustee Nominee	N/A	Retired; Managing Director, Goldman Sachs & Co. (asset management), 2008-2015.	None	None

Officers

Name, Address Age and Date of Birth	Position Held With the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years or Longer(4)
Jennifer E. Spratley(6) One East Pratt Street, 5th Floor Baltimore, MD 21202 Date of Birth: 2/13/69 Age: 47	President Vice President	Since 2014 From 2010 to June 2014

Managing Director and Head of Fund Administration, PNC Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.) since 2007; Treasurer, PNC Capital Advisors, Inc., September 2007 — September 2009; Unit Leader, Fund Accounting and Administration, SEI Investments

				N/A	N/A

Global Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

Michael Nanosky(6) 1900 East 9th Street, 15th Floor Cleveland, OH 44114 Date of Birth: 6/30/66 Age: 50	Chief Compliance Officer	Since 2014

Chief Compliance Officer, PNC Funds since 2014; Vice President, Head of Compliance Testing and Monitoring, PNC Capital Advisors, LLC 2010-2014; Chief Compliance Officer, PNC Capital Advisors, LLC and PNC Realty Investors, Inc., 2010-2011; Chief Compliance Officer, CITI Fund Services, 2008-2010.

				N/A	N/A

John F. Kernan(6) 1900 East 9th Street, 14th Floor Cleveland, OH 44114 Date of Birth: 9/17/65 Age: 50	Vice President Treasurer Assistant Treasurer	Since June 2016 Since May 2008 From February 2005 to May 2008

Managing Director and Director of Financial Fund Administration, PNC Capital Advisors, LLC (formerly Allegiant Asset Management Company), since July 2004; Senior Director of Fund Administration, State Street Bank and Trust

				N/A	N/A

Company, 1998 — 2004.

Thomas R. Rus(6) One East Pratt Street, 5th Floor Baltimore, MD 21202 Date of Birth: 10/11/1959 Age: 56	Secretary	Since February 2015

Director of Regulatory Fund Administration, PNC Capital Advisors, LLC since February 2015; Chief Compliance Officer, Institutional Shareholder Services Inc. 2014-2015; Chief Compliance Officer, Kroll Bond Rating Agency, Inc. 2010-2014; Vice President, Chief Compliance Officer and Assistant Secretary, MTB Investment Advisors, Inc. and MTB Funds, 2003-2010.

				N/A	N/A

(1)               Each Trustee can be contacted by writing to PNC Advantage Funds, c/o PNC Capital Advisors, LLC, One East Pratt Street, 5th Floor, Baltimore, MD 21202, Attention: Thomas R. Rus.

(2)               With respect to the term of office for each Trustee of the Trust, the Trustees have adopted a retirement policy in which each will retire at the calendar-year end in the year in which he/she reaches the age of 75 years old. With respect to the term of office for each Officer of the Trust, pursuant to the Trust’s By-Laws any officer may be removed by the Board at any regular or special meeting of the Board or to the extent permitted by the Board, by the President. In addition, any Trustee or Officer may resign at any time by giving written notice to the Trust. Such resignation shall be effective upon receipt, unless specified to be effective at some later time.

(3)               The “Fund Complex” is comprised of two registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Funds (thirty-two portfolios) and the Trust (one portfolio).

(4)               Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act. In addition to the Trust, each Trustee serves as a Trustee of PNC Funds.

(5)               Mr. Drosdick also serves as Chairman of the Board of PNC Funds.

(6)               Ms. Spratley and Messrs. Kernan, Rus, and Nanosky also serve as Officers of PNC Funds in their same capacities.

The information above includes each Trustee’s principal occupation during the last five years, or longer if relevant to the Trustee’s qualifications to serve on the Board. Each Trustee possesses extensive additional experience, skills and attributes relevant to his or her qualifications to serve as a Trustee. The cumulative background of the Trustees, and the role each plays as a member of a board that collectively possesses the talents needed for the representation of shareholder interests led to the conclusion that each Trustee should serve as a Trustee for the Trust. Among others, the following attributes were specifically noted in the evaluation of the Trustees: Ms. Berry, an attorney by training, has been an executive in various aspects of the finance and mutual fund industry for more than thirty years. Mr. Drosdick brings experience as a senior executive of a major corporation and as a director of both commercial and financial companies. Mr. LaPorte, also a lawyer, brings to the Board years of experience counseling business entities of all kinds. Mr. Matthews has served as the chairman of a number of large enterprises and brings a significant depth of experience to the Board. Dr. Miller has demonstrated leadership and management abilities evidenced in his senior executive positions. Mr. Todd brings years of financial and accounting expertise to the Board, in addition to senior executive-level management experience. In addition, the Trustees’ previous experience on the Board provides a deep understanding of the issues impacting the shareholders of the Fund.

The Board has appointed an independent Trustee as Chairman of the Board. The Board has also engaged the Adviser and Co-Administrators to manage and administer the Fund and to retain other service providers, as necessary. All parties engaged to render services to the Fund are subject to the oversight of the Board. The Chairman presides at meetings, oversees preparation of meeting agenda, serves as liaison between the Adviser and other Trustees and performs such acts and duties as may be permitted by the Trust’s Agreement and Declaration of Trust, Bylaws, policies and governing law. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The designation of the Chairman does not impose on the Chairman any duties, obligations or liability beyond that imposed on such person as a member of the Board generally. The Board conducts regular quarterly meetings and any such special meetings as are required, either in person or telephonically to ensure the uninterrupted oversight of the management of the Trust. The Board regularly meets separately from the Adviser and other service providers to consider matters that are scheduled to come before the Board and to meet periodically with the Trust’s Chief Compliance Officer. As part of its duties, the Board oversees risk relating to the Fund. Through reports and interactions with the Adviser during and between meetings, the Board monitors various types of risk including, but not limited to, investment risk, operational risk and enterprise risk as well as the operation of the Adviser’s risk management program. There can be no assurance that all components of risk have been identified by the Board. The Board relies on professionals, such as the independent registered public accountants and legal counsel, to assist the Trustees in performing their oversight responsibility. The Board has established the committees described below, and may establish ad hoc committees from time to time to assist the Board in fulfilling its oversight responsibilities. The Board believes that its leadership structure is appropriate because it enables the Board to exercise informed and independent judgment over matters under its purview by the delegation of responsibility among committees of the Board and frequent communications with professionals retained to serve the Fund, including the Adviser, legal counsel, financial and accounting professionals and compliance personnel, all of whom enhance the Board’s oversight.

Any Officers of the Trust shall be appointed by the Board, or to the extent permitted by the Board, the President. Each Officer shall serve at the pleasure of the Board, or to the extent permitted by the Board, at the pleasure of the President. Subject to an Officer’s rights under a contract of employment, any Officer may be removed, either with or without cause, by the Board at any Board meeting, or, to the extent permitted by the Board, by the President. Any Officer may resign at any time by giving written notice to the Trust. Such resignation shall take effect upon receipt unless specified to be effective at some later time, and unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Trust under any contract to which the Officer is a party.

The Trust’s Board has formed two committees: an Audit Committee and a Nominating Committee. Each Committee is composed of the Trust’s six Trustees, Dorothy A. Berry, John G. Drosdick, Dale C. LaPorte, L. White Matthews, III, Edward D. Miller, M.D. and Stephen M. Todd.

The Audit Committee generally oversees the Trust’s accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the Trust’s Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of the Trust’s internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements. The Chairman of the Audit Committee is Stephen M. Todd and Ms. Berry and Messrs. Matthews and Todd serve as the Audit Committee Financial Experts. The Audit Committee was established on May 22, 2003 and held five formal meetings during the last fiscal year.

The function of the Nominating Committee is to identify qualified candidates for election to the Board using a variety of means as it determines are necessary or appropriate, including recommendations of shareholders or members, as described below. The Committee may also solicit recommendations from current and former Trustees, management or others who may be familiar with qualified candidates. The Committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of candidates. In considering candidates for a Trustee nominee, the Committee shall give due consideration to the overall Board balance of diversity of skills, perspectives, backgrounds and experiences. The Chairman of the Nominating Committee is John G. Drosdick. The Nominating Committee was established on February 19, 2004 and did not meet during the last fiscal year.

The Nominating Committee shall accept and review shareholder nominations for Trustees who are not “interested persons” of the Trust as defined under Section 2(a)(19) of the 1940 Act. The Nominating Committee will evaluate the nominees’ qualifications for Board membership and their independence from the Trust’s investment adviser and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. A shareholder nomination for Trustee may be submitted to the Trust by sending the nomination to the Trust’s Secretary at One East Pratt Street, 5th Floor, Baltimore, MD 21202 with the following information:

•                  Shareholder’s name, the fund name and number of fund shares owned and length of period held;

•                  Name, age and address of candidate;

•                  A detailed resume describing, among other things, the candidate’s educational background, occupation, employment history, financial knowledge and expertise and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

•                  Number of fund shares owned by the candidate and length of time held;

•                  A supporting statement which (i) describes the candidate’s reasons for seeking election to the Board and (ii) documents his/her ability to satisfy the director qualifications described in the Board’s policy; and

•                  A signed statement from the candidate confirming his/her willingness to serve on the Board.

The Secretary will submit all shareholder nominations for a Trustee to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee and New Trustee Nominees in the Fund and PNC Funds (the “Fund Complex”) in the aggregate as of December 31, 2015.

INDEPENDENT TRUSTEES

Name of Trustee/Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Portfolios of the Fund Complex Overseen by Trustee

Dorothy A. Berry		Over $100,000
Government Mortgage Fund	$50,001-100,000
International Equity Fund	$10,001-50,000
Mid Cap Fund	$10,001-50,000
Small Cap Fund	$10,001-50,000
Total Return Advantage Fund	$10,001-50,000
Maryann Bruce**	None	None
Dale C. LaPorte		Over $100,000

International Equity Fund	Over $100,000*
Large Cap Growth Fund	Over $100,000*
Small Cap Fund	Over $100,000*
High Yield Bond Fund	$1-10,000
Total Return Advantage Fund	$1-10,000*
Mark Hancock**	None	None
Edward D. Miller, M.D.		Over $100,000
International Equity Fund	Over $100,000*
Small Cap Fund	Over $100,000*
L. White Matthews, III		$50,001-100,000
International Equity Fund	$10,001-50,000
Small Cap Fund	$10,001-50,000
John G. Drosdick		Over $100,000
International Equity Fund	$10,001-50,000
Small Cap Fund	$50,001-100,000
Mid Cap Fund	$50,001-100,000
Large Cap Growth Fund	$50,001-100,000
Multi-Factor Small Cap Core	$50,001-100,000
Stephen M. Todd		Over $100,000
International Equity Fund	$50,001-100,000
Small Cap Fund	Over $100,000

* Dollar amounts include ownership interest held by Trustees through deferred compensation plan.

** As New Trustee Nominees, Maryann Bruce and Mark Hancock were not Trustees as of December 31, 2015.

As of September 2, 2016, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of each class of the outstanding shares of each of the portfolios of the Fund Complex, and less than 1% of the outstanding shares, in the aggregate, of all of the portfolios of the Fund Complex.

Certain Interests of Independent Trustees

A number of Independent Trustees serve on the boards of other companies that are not affiliated with the Trust or the Adviser. Those companies may, from time to time, engage in non-routine banking transactions with PNC Bank. The Independent Trustees have no personal interest in the transactions and may only be aware of them in their capacity as board members of such companies. The general nature of the transactions is described briefly below.

PNC Bank participates in a lending syndicate that extends a line of credit, in the ordinary course of business, to Invacare Corporation (“Invacare”), a company of which Mr. LaPorte is a director. As of December 31, 2015, PNC Bank’s total obligation as part of the syndicate is limited to 36% of the total value of the line of credit extended to Invacare. As of December 31, 2015, the PNC Bank portion of the balance outstanding was approximately $0. In addition, Invacare utilizes PNC Bank for certain treasury management and capital markets services, for which the bank receives customary fees and expenses.

Mr. Drosdick serves as a director for United States Steel Corporation (“U.S. Steel”). PNC Bank participates in a syndicate that provides a credit facility to U.S. Steel. The amount of the credit facility as of December 31, 2015 was $1.5 billion. As of the end of 2015, PNC Bank was responsible for $90 million under this credit facility. There was a $0 balance outstanding as of December 31, 2015. In addition, as of December 31, 2015, PNC Bank is the issuer of $48.1 million of Standby Letters of Credit which are issued as Bi-Lateral Letter of Credit Obligations under the Amended and Restated Security Agreement included in the $1.5 billion credit facility.  In early 2014, PNC purchased the owner/lessor interest in a slab caster at U.S. Steel’s Fairfield, AL mill and the amount owing as of December 31, 2015 was $26.1 million. U.S. Steel engages in various commercial and/or investment banking activities (including short-term loans and cash management programs) with PNC Bank, for which the bank receives customary fees and expenses. In addition, Mr. Drosdick serves as a director for Triumph Group, Inc. (“Triumph Group”). PNC Bank is the lead bank in a syndicate that, as of December 31, 2015, provided a $1 billion credit facility to Triumph Group. As of December 31, 2015, PNC Bank was responsible for $114 million under the credit facility. There was a $212.0 million balance as of December 31, 2015. PNC Bank is further responsible for $41.0 million of a $375 million term loan to Triumph Group, with $360.9 million outstanding as of December 31, 2015, and $225.0 million of purchase commitments under a Receivables Purchase Agreement, with $98.1 million outstanding as of December 31, 2015.

Board Compensation

Board compensation for each of the Trustees includes compensation for their service as a Trustee to the Trust and PNC Funds, another registered investment company overseen by the Trustees and for which PNC Capital Advisors, LLC serves as investment adviser. Board compensation fees are paid quarterly in arrears and are allocated to the Trust and PNC Funds based on their average daily net assets. Effective January 1, 2016, each Trustee receives an annual consolidated fee of $79,000 plus $7,250 for each Board meeting attended in person, and such amount, up to a maximum of $3,250, as may be determined for each special Board meetings attended, in addition to a reimbursement of all out-of-pocket expenses incurred as a Trustee. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $10,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Underwriter, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by the Trust in the shares of one or more portfolios of the Trust and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate the Trust to retain any Trustee or pay any particular level of compensation.

The table below summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 2016.

Name of Person, Position*	Aggregate Compensation from PNC Advantage Funds		Pension or Retirement Benefits Accrued as Part of PNC Advantage Funds’ Expense	Total Compensation from Fund Complex(1)
INDEPENDENT TRUSTEES
Dorothy A. Berry, Trustee	$6,593.60	(2)	$0	$107,500.00
Dale C. LaPorte, Trustee	$6,593.60	(2)	$0	$107,500.00
L. White Matthews, III, Trustee	$6,593.60		$0	$107,500.00
Edward D. Miller, M.D., Trustee	$6,593.60	(2)	$0	$107,500.00
John G. Drosdick, Chairman of the Board and Trustee	$8,127.00		$0	$132,500.00
Stephen M. Todd, Trustee, Chairman of the Audit Committee and Trustee	$7,206.96		$0	$117,500.00

(1)    The Fund Complex is comprised of two registered investment companies for which the Adviser serves as investment adviser and includes the Trust (one portfolio) and PNC Funds (thirty-two portfolios).

(2)    This amount includes the total amount of deferred compensation accrued during the fiscal year ended May 31, 2016. As of May 31, 2016, total deferred compensation payable by the Fund Complex to Ms. Berry and Messrs. Miller and LaPorte amounted to $132,643, $607,637 and $684,495, respectively.

*            Each Trustee also serves as a Trustee of PNC Funds.

Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that: (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Fund, and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Fund.

Shareholder and Trustee Liability

Consistent with the Delaware Statutory Trust Act, the Trust’s Agreement and Declaration of Trust provides that shareholders of the Fund will not be subject in such capacity to any personal liability whatsoever to any person in connection with property of the Fund or the acts, obligations or affairs of the Fund. Shareholders of the Fund will have the same limitation of personal liability as is extended to stockholders of corporations organized under Delaware law. The Agreement and Declaration of Trust provide that no Trustee or Officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Fund or its shareholders for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing for such Trustee’s or Officer’s own willful misfeasance, bad faith, gross negligence or reckless disregard for such Trustee’s or Officer’s duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the property of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any shareholder, Trustee or Officer of the Trust is made party to any suit or proceeding to enforce any such liability, subject to the foregoing exception (in the case of Trustees and Officers), such shareholder, Trustee or Officer shall not, on account thereof, be held to any personal liability.

ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN
SERVICES AND TRANSFER AGENCY AGREEMENTS

Advisory Agreement

The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement dated January 4, 2010 (the “Advisory Agreement”). The Adviser is an indirect wholly owned subsidiary of PNC Bank which, in turn, is wholly owned by PNC, a bank holding company and financial holding company with headquarters in Pittsburgh, PA. As of June 30, 2016 the Adviser managed approximately $47.7 billion in assets. The Adviser is located at One East Pratt Street, 5th Floor, Baltimore, MD 21202.

For services performed under the Advisory Agreement, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the following rates:

Fund	Contractual Advisory Fee as a Percentage of Net Assets
Institutional Treasury Money Market Fund	0.15%

From time to time, the Adviser may voluntarily waive fees or reimburse the Fund for expenses. As described in the Prospectus, the Fund suspended payment of Shareholder Servicing Fees effective January 1, 2010. This suspension is voluntary and may be lifted at any time. Additionally, the Adviser has voluntarily agreed to waive advisory fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield for the Fund. These voluntary fee waivers and expense reimbursements may be changed or terminated by the Adviser at any time.

During the last three fiscal years, the Fund incurred advisory fees, net of fee waivers and reimbursements, as set forth below:

Fund	2016	2015		2014
Institutional Treasury Money Market Fund	$235,211	$(124,248	)(1)	$(119,878	)(1)

(1)   Negative amounts shown represent the amount of expenses reimbursed by the Adviser to the Fund after the waiver of all contractual advisory fees.

During the last three fiscal years, advisory fees were waived and expenses reimbursed, as applicable, as set forth below:

Fund	2016	2015	2014
Institutional Treasury Money Market Fund	$236,950	$376,706	$396,324

The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which such Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Other Expenses of a class to exceed the percentage expense limitation that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by such Fund.

Subject to the supervision of the Board, the Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Adviser determines from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Adviser provides the services under the Advisory Agreement in accordance with the Fund’s investment objective, policies, and restrictions as stated in the Prospectus and resolutions of the Board.

As discussed in the Prospectus, the Fund and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval.

The Adviser places orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser uses its best efforts to seek on behalf of the Trust and the Fund the best overall terms available. In assessing the best overall terms available for any transaction the Adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser or any affiliate of either of them exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

In no instance will Fund securities be purchased from or sold to the Adviser, any sub-adviser, the Underwriter (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, a sub-adviser, or the Underwriter (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of the Trust and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust’s registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Fund and furnish to the Board such periodic and special reports as the Board may request.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreements except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

Unless sooner terminated, the Advisory Agreement continues in effect for an initial period of up to two years after its approval and will continue in effect from year to year thereafter, subject to annual approval by the Board, or by a vote of a majority of the outstanding shares of such Fund (as defined by the 1940 Act) and a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Trust or the Adviser on 60 days’ written notice without penalty, and will terminate immediately in the event of its assignment, as defined in the 1940 Act.

Approval of Advisory Agreement

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Semi-Annual Report to Shareholders for the period ended November 30, 2015.

Proxy Voting Policies and Procedures

The Trust is required to disclose information concerning the Fund’s proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser the responsibility for voting proxies for securities held by the Fund. The Adviser will vote such proxies in accordance with the proxy policies and procedures, which have been reviewed by the Board and adopted by the Trust, and which are found in Appendix B. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. When the Fund invests in other registered investment companies either in reliance on Section 12(d)(1)(F) of the 1940 Act or certain exemptive relief provided by the SEC, the Fund expects to vote proxies associated with those investments in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting) of those investment companies. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available (1) without charge, upon request by calling 1-800-364-4890 and (2) on the SEC’s website at http://www.sec.gov.

Administration and Accounting Services

The Trust has entered into a Co-Administration and Accounting Services Agreement dated June 30, 2010, as amended (the “Co-Administration Agreement”) with BNY Mellon Investment Servicing and the Adviser (together with BNY Mellon Investment Servicing, the “Co-Administrators”), pursuant to which BNY Mellon Investment Servicing and the Adviser have agreed to serve as Co-Administrators to the Trust.

The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to the Trust under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from intentional misconduct, bad faith or negligence on the part of the Co-Administrators in the performance of their duties. The Co-Administration Agreement also provides that it creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

BNY Mellon Investment Servicing is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser is an indirect wholly owned subsidiary of PNC.

Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to the Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of the Fund. BNY Mellon Investment Servicing also receives other transaction based charges and is reimbursed for out of pocket expenses.

During the last three fiscal years, the Trust paid to the Co-Administrators administration fees, net of fee waivers, as set forth below:

Fund	2016	2015	2014
Institutional Treasury Money Market Fund	$98,760	$62,930	$67,103

During the last three fiscal years, administration fees were waived as set forth below:

Fund	2016	2015	2014
Institutional Treasury Money Market Fund	$0	$0	$0

Underwriter

PNC Funds Distributor, LLC (the “Underwriter”) is the principal underwriter of the Fund’s shares and is located at Three Canal Plaza, Suite 100, Portland, ME 04101. The Underwriter is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust dated July 2, 2012 (the “Distribution Agreement”), the Underwriter acts as the agent of the Trust in connection with the continuous offering of the Fund’s shares. The Underwriter continually distributes the Fund’s shares using commercially reasonable efforts. The Underwriter has no obligation to sell any specific quantity of the Fund’s shares. The Underwriter and its officers have no role in determining the investment policies of the Trust. In addition, the Adviser also entered into a Distribution Services Agreement with the Underwriter dated July 2, 2012 (the “Distribution Services Agreement”). Pursuant to the Distribution Services Agreement, the Adviser has agreed to provide compensation to the Underwriter for certain distribution-related services under the Distribution Agreement.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify and hold harmless the Underwriter and its affiliates from and against any losses that the Underwriter or its affiliates may incur arising out of (i) the Underwriter performing its duties and obligations under and in accordance with the Distribution Agreement; (ii) the Trust’s breach of any of its obligations, representations, warranties or covenants contained in the Distribution Agreement; (iii) the Trust’s failure to comply with any applicable laws or regulations; or (iv) any claim that the Trust’s Registration Statement, Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Trust includes or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, provided that the Trust’s indemnification obligation shall not be deemed to cover any losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information relating to the Underwriter and furnished to the Trust or its counsel by the Underwriter. In no event will this indemnification obligation be construed to protect the Underwriter or its affiliates from losses resulting from the Underwriter’s willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or from the Underwriter’s reckless disregard of its obligations under the Distribution Agreement.

The Trust has provided additional indemnification to the Underwriter in respect of certain distribution arrangements it has entered into in respect of the Fund, including indemnifying the Underwriter for losses arising out of (i) the Underwriter’s actions or failures to act in certain circumstances; (ii) certain representations or warranties made by the Underwriter; or (iii) certain indemnifications provided by the Underwriter. In no event will this indemnification obligation be construed to protect the Underwriter or its affiliates resulting from the Underwriter’s willful misfeasance, bad faith, or gross negligence in the performance of its duties with respect to such distribution arrangements or the Underwriter’s reckless disregard of its duties with respect to such distribution arrangements.

Although the Fund has not incurred material losses under these indemnification obligations in the past, the Fund could incur significant potential liability under these indemnification obligations that would have a materially adverse effect on the NAV of its shares. For more information regarding these indemnification obligations, please see the Distribution Agreement, which is filed as an exhibit to this registration statement and available on the SEC’s website.

Unless otherwise terminated, the Distribution Agreement between the Trust and the Underwriter will continue in force and renew annually, provided that such annual renewal is approved by (i) either the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of those Trustees of the Trust who are not parties to the Distribution Agreement or interested persons of any such party (“Qualified Trustees”), cast in person at a meeting called for the purpose of voting on the approval. The Distribution Agreement shall automatically terminate in the event of its assignment. In addition, the Distribution Agreement may at any time be terminated by the Underwriter, or by the Trust through (i) a vote of a majority of Qualified Trustees or (ii) by vote of a majority of the outstanding voting securities of the Fund, upon not less than 60 days’ prior written notice to the other party.

The Underwriter was not paid commissions on sales of Institutional, Advisor and Service Shares during the last three fiscal years.

Custodian Services, Transfer Agency Agreements, and Other Intermediary Services

The Bank of New York Mellon, with offices at One Wall Street, New York, NY 10286, serves as custodian (the “Custodian”) to the Trust pursuant to an Amended and Restated Custodian Services Agreement dated June 30, 2010 as amended. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

BNY Mellon Investment Servicing, in its role as transfer agent, is located at 760 Moore Road, King of Prussia, PA 19406 and provides transfer agency and dividend disbursing agent services for the Fund pursuant to a Transfer Agency and Service Agreement dated June 30, 2010 as amended. As part of these services, BNY Mellon Investment Servicing maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes the Fund’s cash distributions to shareholders.

The Fund may be distributed through a wide range of intermediaries. A number of those intermediaries may hold shares of the Fund of record on behalf of investors who hold the beneficial interest in such shares. The investors with the beneficial interests may be, for example, an intermediary’s clients or investors in an investment plan to which the intermediary acts as a record-keeper or trustee. The Fund may enter into arrangements with such intermediaries that establish the intermediaries’ records as the Fund’s master security holder files for certain purposes. In the event the Fund’s records of shareholders disagree with those of such an intermediary, the Fund may incur significant expenses in resolving the disagreement and the Fund’s net asset value and the value of your investment in the Fund could be adversely affected.

The Fund, the Adviser and/or their affiliates may make payments out of their own resources to financial intermediaries (including affiliates of the Adviser) that sell shares of the Fund or provide other services, which may (though will not necessarily) include shareholder servicing, sub-administration, record-keeping, networking and/or sub-transfer agency services, including, but not limited to, maintaining investor accounts at the financial intermediary level, processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and other shareholder communications; account-level tax reporting; preparing record date shareholder lists; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations (such services collectively, “Sub-Transfer Agency Services”). Payments for Sub-Transfer Agency Services are in addition to, and separate from, any sales charges, shareholder services fees paid by the Fund. The fees paid to a financial intermediary by the Fund, the Adviser, and/or an affiliate are typically paid periodically over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries for Sub-Transfer Agency Services varies. In most cases, the compensation is a percentage of the value of the financial intermediary’s clients’ investments in the Fund. The actual services provided, and the payments made for such Sub-Transfer Agency Services, may vary among the intermediaries. The Fund may reimburse related parties some or all of certain types of payments made to financial intermediaries by the related party, or may make payments directly to financial intermediaries that provide such services.

The Fund paid the following amounts to financial intermediaries for Sub-Transfer Agency Services during each of the last three fiscal years (the table does not include amounts that may have been paid pursuant to or from the proceeds of a Shareholder Services or other similar plan):

Fund Name	2016	2015	2014
Advantage Institutional Treasury Money Market	$0	$0	$0

The Adviser or its affiliates also may provide additional cash payments out of its own resources to intermediaries (including affiliates of the Adviser) that provide marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs, as consistent with applicable rules of the SEC and FINRA. These payments described in this section sometimes are referred to as “revenue sharing.” In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Fund to you, subject to their suitability as an investment option. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of the Fund’s shares or the provision of services to the Fund.

SHAREHOLDER SERVICES PLAN

The Trust has implemented a Shareholder Services Plan with respect to the Fund’s Advisor Shares and Service Shares (the “Services Plan”) pursuant to which the Trust may enter into agreements with financial institutions, broker-dealers, or other industry professionals, such as investment advisers, accountants, and estate planning firms pertaining to the provision of shareholder administrative services to their customers who are the beneficial owners of the Fund’s Advisor Shares or Service Shares in consideration for a fee, computed daily and paid monthly in the manner set forth in the Service Plan at the annual rate of up to 0.10% of the NAV attributable to the Fund’s Advisor Shares held by an entity’s customers or plan participants and at the annual rate of up to 0.25% of the NAV attributable to the Fund’s Service Shares held by an entity’s customers or plan participants.

Services under the Services Plan may include:

(i)            aggregating and processing purchase and redemption requests from customers for Advisor Shares and placing net purchase and redemption orders with the Underwriter or transfer agent;

(ii)           providing customers with a service that invests the assets of their accounts in Advisor Shares pursuant to specific or pre-authorized instructions;

(iii)          processing dividend payments from the Fund and assisting customers in changing dividend options, account designations and addresses;

(iv)          providing information periodically to show customers their positions in Advisor Shares;

(v)           arranging for bank wires;

(vi)          providing sub accounting with respect to Advisor and Service Shares beneficially owned by customers;

(viii)        if required by law, forwarding or causing to be forwarded shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements, and dividend, distribution, and tax notices) to customers;

(ix)          delivering prospectuses and confirmations in respect of any transactions in shares by customers;

(x)           receiving, tabulating, and transmitting proxies executed by customers; and

(xi)          providing such other similar services as the Trust may reasonably request to the extent permissible under applicable statutes, rules, or regulations. Upon request, provide customers a schedule of any fees that may be charged to them by the financial intermediary relating to the investment of their assets in Advisor or Service Shares.

Payments under the Services Plan may be made to any party, including the Adviser, or an affiliated person thereof, to reimburse that party (“Reimbursement Payments”) for payments, including advance payments made by that party to a financial institution, retirement plan provider or trustee, and similar entities in respect of personal shareholder services, maintenance of shareholder accounts, and/or shareholder administrative services rendered (or to be rendered in the future) to holders of Shares. Such Reimbursement Payments made in respect of any class of Shares shall not exceed the annual rates described above in respect of the applicable share class.

Shareholder servicing agreements between the Trust and financial institutions are terminable, without penalty, at any time by the Trust (which termination may be by vote of a majority of the Trustees) or by the financial institution upon notice to the Trust.

The Fund suspended payment of shareholder service fees effective January 1, 2010. This suspension is voluntary and may be lifted at any time.

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser is responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Fund. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or broker and/or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

For the fiscal years ended May 31, 2016, 2015 and 2014, the Fund did not pay brokerage commissions to any affiliated broker.

While the Adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer databases; market data and trade analytics, computer software and other services. Nevertheless, research services are only one of many factors considered in selecting broker-dealers. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving the Fund or other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligation to the Fund.

Portfolio securities will not be purchased from or sold to the Trust’s Adviser, Underwriter, or any “affiliated person” (as such term is defined under the 1940 Act) with any of them acting as principal, except to the extent permitted by applicable law. In addition, the Fund will not give preference to the Adviser’s affiliates with respect to such transactions, securities, savings deposits and repurchase agreements.

The Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The value of the Fund’s aggregate holdings of securities of its regular broker-dealers as of May 31, 2016 is as follows:

Fund Name	Issuer	Value of Fund’s Aggregate Holdings of Issuer
Institutional Treasury Money Market Fund	Goldman Sachs & Co.	$60,000,000
	Banc of America Securities LLC	$50,000,000
	HSBC Securities (USA), Inc.	$50,000,000
	TD Securities (USA) LLC	$40,000,000

The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser’s affiliates. In making investment decisions for the Fund, the Adviser’s personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s accounts are customers of the commercial departments of any of the Adviser’s affiliates.

Investment decisions for the Fund are made independently from those for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, with offices at 1700 Market Street, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Fund. The independent registered public accounting firm provides services including (i) audits of the annual financial statements; and (ii) review of certain documents in connection with SEC filings. The financial highlights for the Fund included in the Prospectus and the financial statements for the Fund contained in the Trust’s 2016 Annual Report, are incorporated by reference into this SAI and were audited by Deloitte & Touche LLP.

COUNSEL

Ropes & Gray LLP, with offices at 800 Boylston Street, Boston, MA 02199-3600, is counsel to the Trust. Schiff Hardin, LLP with offices at 901 K Street, NW, Suite 700, Washington, DC 20001, is counsel to the Independent Trustees. Smith, Katzenstein Jenkins, LLP, with offices at the Corporate Plaza, 800 Delaware Avenue, 10th Floor, P.O. Box 410, Wilmington, DE 19899, acts as special Delaware counsel for the Trust with respect to certain matters under Delaware law.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Delaware statutory trust. The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of shares of beneficial interest and to classify or reclassify any issued or unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Any such classification or reclassification will comply with the provisions of the 1940 Act. Pursuant to such authority, the Board has authorized the issuance of the classes or series of shares set forth in the Prospectus, including classes or series which represent interests in the Fund as follows, and as further described in this SAI and the related Prospectus:

Institutional Treasury Money Market Fund:	Institutional Shares
Advisor Shares
Service Shares

The Trust’s shares have no pre-emptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment, as described in the Prospectus, the Fund’s shares will be fully paid and non-assessable. In the event of the liquidation or dissolution of the Trust or an individual fund, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the particular Fund at a proportionate distribution based on the relative asset values of the respective Fund, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

Rule 18f-2 under the 1940 Act (the “Rule”) provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities in an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the fund affected by such matter. The Rule further provides that the fund will be deemed to be affected by a matter, unless it is clear that the interests of the fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to the fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the funds voting together in the aggregate without regard to a particular fund.

Shareholders are entitled to one vote for each full Share and a fractional vote for each fractional Share held by such shareholder. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

The Trust does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. The Trust’s bylaws provide that a meeting of shareholders for the purpose of electing Trustees may also be called by the chairperson of the Board, or shall be called by the president or any vice president of the Trust, upon written request of shareholders holding not less than 10% of the outstanding shares of the Fund entitled to vote, provided that the shareholders requesting such meeting shall have paid the Trust the reasonable estimated cost of preparing and mailing the notice thereof, which an authorized officer of the Trust shall determine and specify to such shareholders.

The Trust’s Agreement and Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law) to (a) sell and convey the assets of the Fund to another management investment company for consideration, which may include securities issued by the purchaser and, in connection therewith, cause all outstanding shares of such class to be redeemed at a price which is equal to their NAV and which may be cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the Fund’s assets into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their NAV; or (c) combine the assets belonging to the Fund with the assets belonging to another Fund if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any Fund participating in such combination and, in connection therewith, cause all outstanding shares of any Fund to be redeemed at their NAV or converted into shares of another class of the Fund at NAV. The exercise of such authority by the Board will be subject to the provisions of the 1940 Act and the Board will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund’s shareholders at least 30 days prior thereto. The Board may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

Vote of a Majority of the Outstanding Shares

As used in this SAI, “vote of a majority of the outstanding shares” of the Trust or the Fund means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund, present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or the Fund.

MISCELLANEOUS

Individual Trustees are elected by the shareholders and, subject to removal by a vote of two-thirds of the Board, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares outstanding cast in person or by proxy at a meeting called for that purpose, or by a written declaration signed by the shareholders voting not less than two-thirds of the shares then outstanding.

The assets belonging to the Fund include the consideration received by the Trust upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to the Fund. In determining the Fund’s NAV, assets belonging to the Fund are charged with the liabilities with respect to that Fund.

Persons owning 25% or more of the outstanding shares of the Fund may be deemed to “control” (as that term is defined in the 1940 Act) the Fund. Through the exercise of voting rights with respect to shares of the Fund, those persons may have the ability to control the outcome of matters requiring the approval of shareholders of the Fund.

As of September 2, 2016, the following persons owned of record, or are known by the Fund to own beneficially, five percent or more of any class of the outstanding shares of the Fund:

FUND NAME AND CLASS/ SHAREHOLDER	SHARES OUTSTANDING	PERCENTAGE
ADVANTAGE INSTITUTIONAL TREASURY MM-CLASS ADVISOR

PROFESSIONAL FUNDS DISTRIBUTOR LLC 400 BERWYN PARK, SUITE 110 899 CASSATT RD BERWYN PA 19312	10.00	100.00%

ADVANTAGE INSTITUTIONAL TREASURY MM-CLASS I

SAXON & CO. P.O. BOX 7780-1888 PHILADELPHIA PA 19182	596,434,292.13	99.66%

ADVANTAGE INSTITUTIONAL TREASURY MM-SERVICE CLASS

PROFESSIONAL FUNDS DISTRIBUTOR LLC 400 BERWYN PARK, SUITE 110 899 CASSATT RD BERWYN PA 19312	10.00	100.00%

APPENDIX A

Adopted:	November 22, 2010

Last Amended:	June 21, 2016

POLICY 406:  PROXY VOTING

Introductory Note:  Under Section 206(4) of the Advisers Act, an adviser has a fiduciary duty to act in the best interests of its clients with respect to all services undertaken on the client’s behalf, including proxy voting.  Moreover, the right to vote a security belongs to the client and should generally be exercised.  To satisfy its fiduciary duty, the adviser must vote proxies on behalf of clients and cast the proxy votes in a manner consistent with the best interest of its clients.

An adviser may have a number of conflicts that can affect how it votes proxies on behalf of clients. The following are examples of situations where a conflict of interest may exist:

(i)            An adviser (or its Affiliate) may manage a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to a company whose management is soliciting proxies;

(ii)           An adviser may have business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships. For example, an executive of the adviser may have a spouse or other close relative who serves as a director or executive of a company; or

(iii)          An adviser believes that a failure to vote in favor of management’s recommendations may harm the adviser’s relationship with the company.

Advisers Act Rule 206(4)-6 was designed to prevent material conflicts of interest from affecting the manner in which advisers vote clients’ proxies.

Requirement:  As stated above an adviser has a fiduciary duty to exercise its voting authority in a manner consistent with the best interest of its clients.  Under ERISA, an adviser must adhere to similar fiduciary standards and responsibilities with respect to all accounts that are subject to ERISA.

Advisers Act Rule 206(4)-6 makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Act for an Adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy:

I.                     Voting Authority

Each investment management agreement shall specify that PCA shall be responsible for voting proxies for its clients unless, by agreement with PCA, the client or another party, such as a trustee or named fiduciary, has expressly reserved the authority to vote proxies for the client’s account.

With respect to securities over which PCA has voting authority:

A.            PCA shall cast the proxy votes in a manner consistent with the best interest of its clients; and

B.            PCA may refrain from casting a vote in certain circumstances where:  (i) the Firm believes that refraining from voting is in the best interests of its clients; (ii) a client directs PCA to refrain from voting with respect to that client’s securities; or (iii) casting the vote would be unduly burdensome.

II.                    Proxy Voting Guidelines and Procedures

PCA’s Proxy Voting Committee (the “Committee”) shall adopt and implement written proxy voting policies and procedures that are reasonably designed to ensure that PCA votes proxies in the best interest of its clients.  PCA’s Proxy Voting Procedures include an attachment of guidelines used by PCA to vote certain matters, (“the Guidelines”). At a minimum, the Guidelines shall address how PCA will vote proxies (or what factors it will take into consideration) when voting on matters, such as: (i) changes in corporate governance structures; (ii) adoption or amendments to compensation plans (including stock options); (iii) matters involving social issues or corporate responsibility; and, (iv) matters related to mutual funds, such as approval of advisory contracts, distribution plans (“12b-1 plans”), and mergers.  PCA’s Proxy Voting Procedures shall also include a provision on how the Firm identifies, and seeks to avoid or mitigate material conflicts of interest related to proxy voting.

The Committee may, from time to time, request information from PCA Investment Teams to assist the Committee in determining how to vote on a particular issue.  Any unsolicited attempt by any employee, officer, or director of PCA or its Affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action may be considered a breach of PCA Code of Ethics. The Committee shall determine whether such action must be reported to PNC Legal.

III.                  Conflicts of Interest

The Committee shall seek to identify material conflicts of interest during the voting process, and take steps to avoid or manage those conflicts.  The Committee shall document any actions taken to avoid or manage the conflict of interest.

A.            Identifying Conflicts

Committee members shall disclose to the Committee any conflicts of interest in which they believe would impair their independence or judgment in deciding how to vote proxies.  The Committee may determine, at its discretion, whether additional action is necessary to determine whether Committee members may have conflicts of interests that would affect their ability to vote proxies in the best interest of the clients.

B.            Managing Conflicts Generally

If the Committee identifies a particular and material conflict of interest during the voting process, the Committee shall either:  (i) defer to the voting recommendation of an independent third party provider of proxy services; (ii) ask an independent fiduciary to vote the proxy; or (iii) disclose the conflict to the client and vote the proxy according to the client’s instructions.

C.            Managing Conflicts Specific to Committee Members

If the Committee identifies a particular and material conflict of interest related to a specific Committee member, the Committee shall exclude the Committee member from voting on a particular issue or issues.

D.            Managing Conflicts Specific to Trustees of PNC Funds and PNC Advantage Funds (the “Funds”)

The Committee shall maintain a list of public companies for which a Trustee of the Funds serve as a member of the board of directors, or with respect to which a Trustee is known to have an actual conflict of interest. If the Committee identifies a particular and material conflict of interest related to a specific Trustee, the Committee shall either: (i) defer to the voting recommendation of an independent third party provider of proxy services; (ii) ask an independent fiduciary to vote the proxy; (iii) disclose the conflict to the client and vote the proxy according to the client’s instructions; or (iv) take such other action as the committee deems necessary or appropriate to reasonably address and/or mitigate such conflict(s).

E.            Managing Conflicts Specific to Voting Shares of the Funds

If a PCA client owns shares in PNC Funds and/or PNC Advantage Funds (e.g., the PNC Target Date Funds), The Committee will vote in the same proportion as the votes of the other shareholders of the underlying fund. This is known as “echo voting” and is designed to avoid any potential for a conflict of interest. This same process will be followed with respect to any PNC Funds and PNC Advantage Funds owning shares in other PNC Funds and PNC Advantage Funds.

IV.                  Client Disclosures

PCA shall make the following disclosures required under Rule 206(4)-6 in PCA’s Form ADV, Part 2:

A.            A description of PCA’s proxy voting procedures to its clients;

B.            Instructions on how clients may obtain a copy of PCA’s proxy voting procedures on request; and

C.            Instructions on how clients may obtain information on how PCA voted their proxies.

References to Related Policies & Procedures:

PCA

Policy 602:  Record Retention

Policy 801:  Form ADV Amendments and Delivery

Proxy Voting Procedures

PCA Proxy Guidelines

PNC/PNC Advantage Funds

Funds’ policies relating to Proxy Voting

Exhibit A

PNC Capital Advisors, LLC
Summary Proxy
Voting Guidelines

Last Amended December 3, 2015

1.             OPERATIONAL ISSUES

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

•      Ratifying Auditors

•      Company name changes

•      Stock splits

•      Changing annual meeting date or location

•      Changing state of incorporation

•      Changing bylaws or charter that are of a housekeeping nature (updates or corrections)

•      Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible

The Committee recommends generally voting AGAINST matters such as the following:

•      Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.

•      Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable

•      Approving “other business” when it appears as voting item, when no further details are provided

The Committee recommends generally voting on a CASE-BY-CASE BASIS(1) matters such as the following;

•      Increasing or decreasing amounts of authorized stock

•      Changing terms of authorized stock

•      Changing size of board

2.             BOARD OF DIRECTORS

Voting, Board Composition and Control Issues

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that:

(i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or (iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

(1)  “CASE-BY-CASE BASIS” voting correlates to PCA votes on a case-by-case basis in line with ISS recommendation.

The Committee recommends a vote FOR:

•      Confidential voting

•      Independent Audit Committees

•      Independent Nominating Committees

•      Independent Compensation Committees

•      Requiring information on proponents of shareholder resolutions

•      Fixing the board size or designating a range for the board size

•      Repealing classified boards and electing all directors annually

•      Reduction of the par value of common stock

•      Implementing a reverse stock split when the number of authorized shares will be proportionately reduced

•      Implementing a reverse stock split to avoid delisting

•      Instituting open-market share repurchase plans in which all shareholders may participate on equal terms

•      Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee

•      Shareholder proposals asking that any future poison pill be put to a shareholder vote.

•      Proposals to lower supermajority voting requirements.

•      Management proposals requiring a majority for election of directors.

The Committee recommends generally voting on a CASE-BY-CASE BASIS(2) matters such as the following;

•      Election of Directors in a non-contested election Generally vote FOR the election of Directors except in circumstances where issues or practices relating to Board accountability and/or responsiveness arise.

•      Management proposals to ratify a poison pill

•      Management and Shareholder proposals for proxy access.

•      Shareholder proposals requiring a majority for election of directors

The Committee recommends voting FOR Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (Placing blocks of securities with friendly third parties).

The Committee recommends a vote AGAINST:

•      Classifying the board

•      “Fair Price” provisions requiring greater than a majority vote of all shares.

•      Proposals requiring supermajority voting

(2)   “CASE-BY-CASE BASIS” voting correlates to PCA voting on a case-by-case basis giving significant weight to ISS’ recommendations.

•      Proposals to eliminate cumulative voting*

•      Proposals to provide shareholders with the ability to act by written consent

•      Repricing of “underwater” options

•      Shareholder proposals to impose a mandatory retirement age for outside directors

•      Shareholder proposals to approve recapitalization plan for all Stock to have one-vote per share

*      The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends a vote on a CASE-BY-CASE-BASIS:

•      Creation of “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•      Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

•      Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder

•      Creation of Blank check preferred stock

•      Preemptive rights

•      Proposals giving shareholders the right to call special meetings

•      Age or term limits for directors

•      Proposals to separate the Chairman and CEO positions

•      Greenmail

•      Limiting shareholders’ right to act by written consent

•      Proposals for the same person to hold both Chairman and CEO positions

•      Required representation of specific gender, race, or interest groups on board

•      Election of censors (primarily noted in French companies)(3)

•      Election of statutory auditors (primarily noted in Japanese companies) (4)

With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:

The Committee recommends voting FOR:

•      Restoring shareholder ability to remove directors with or without cause.

•      Permitting shareholders to elect directors to fill board vacancies.

•      Requiring that a majority or more of directors be independent.

(3)   Policy changes implemented at ISS June 4, 2012.

The Committee recommends voting AGAINST:

•      Eliminating entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•      Shareholder proposals requiring two candidates per board seat.

•      Allowing only continuing directors may elect replacements to fill board vacancies.

•      Proposals that directors may be removed only for cause.

•      Shareholder proposals to limit the tenure of outside directors.

•      Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

Proxy Contests

The election of directors in a contested election will be a REFER item sent to the Committee to evaluate on a case by case basis.

Succession Planning

Proposals seeking disclosure on a CEO succession planning policy will be voted IN LINE WITH MANAGEMENT(4).

Establish Other Board Committee

Shareholder proposals to establish a new board committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Exclusive Venue

Management proposals designating an exclusive venue for adjudicating legal matters will be a REFER item sent to the Committee to evaluate on a case by case basis.

3.             MERGERS AND CORPORATE RESTRUCTURINGS

Appraisal Rights

The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

Golden Parachutes

The Committee recommends voting on a CASE-BY—CASE BASIS proposals to approve the company’s golden parachute compensation in an acquisition, merger, consolidation, or proposed sale.

Mergers & Acquisitions

The Committee will have each merger and acquisition sent to the Committee as a REFER item.

Reorganization / Restructuring Plan

Proposals to common shareholders on bankruptcy plans of reorganization will be sent to the Committee as a REFER item.

(4)   Policy changes implemented at ISS September 12, 2012.

Asset Sales

Asset Sales will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Spin Offs

Spin Offs will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Scheme of Arrangement

Scheme of Arrangements will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Related-Party Transactions (“RPTs”)

Shareholder approval of Related-Party Transactions (“RPTs”) will be a REFER item sent to the Committee to evaluate on a case by case basis. (3)

Adjourn Meeting

The Committee recommends voting on a CASE BY CASE BASIS proposals to adjourn a meeting.(4)

4.             STATE OF INCORPORATION

Control Share Acquisition Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Control Share Cashout Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Designation of Exclusive Forum for Resolution of Certain Disputes

Generally, the Committee recommends voting FOR proposals designating Delaware as exclusive forum for litigation, and, in the event a different jurisdiction is designated, will REFER proposals for the Committee’s review.

Disgorgement Provisions

The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Generally, the Committee recommends voting CASE BY CASE fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

Stakeholder Provisions

The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5.             EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting on a CASE-BY- CASE BASIS advisory votes on executive compensation on:

•      Stock option plans

•      Restricted stock bonus plans

•      Director stock ownership proposals

•      Executive compensation proposals

The Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation, Management Say on Pay.

Say-On-Pay Frequency Vote

The Committee recommends voting FOR annual advisory votes on compensation.

Claw-back Provision (Compensation Recovery Policies)

The Committee generally favors voting on a CASE-BY-CASE BASIS shareholder proposals requesting adoption of policy that seeks to recoup bonuses/awards in the event of a significant negative restatement of financial results. The Committee recommends considering, on a case-by-case basis, such shareholder proposals if the company has a history of negative material restatements and/or if the company has already adopted a formal claw-back policy.

Stock Plans in Lieu of Cash

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

Director Retirement Plans

The Committee recommends voting AGAINST retirement plans for nonemployee directors.

The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Employee Stock Purchase Plans

The Committee recommends voting FOR employee stock purchase plans where all of the following apply:

•      Purchase price is at least 85 percent of fair market value

•      Offering period is 27 months or less, and

•      Potential voting power dilution (VPD) is ten percent or less.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only. The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

The Committee recommends voting FOR shareholder proposals that require management to adopt an advisory vote of shareholders for compensation practices.

The Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation, Shareholder Say on Pay.(5)

Golden Coffins / Executive Death Benefits

The Committee recommends voting on a CASE-BY-CASE BASIS proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.

Hold Equity Past Retirement or for a Significant Period of Time

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans.

Supplemental Executive Retirement Plans (SERPs)

Shareholder proposals requesting extraordinary benefits contained in SERP agreements are put to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans will be a REFER item sent to the Committee to evaluate on a case by case basis.

Shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan will be a REFER item sent to the Committee to evaluate on a case by case basis.

Tax Gross-Up Proposals

Proposals that seek to adopt a policy of not providing tax gross-up payments to executives will be a REFER item sent to the Committee to evaluate on a case by case basis.

Elimination of Acceleration of Equity

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity.

Golden and Tin Parachutes

The Committee recommends voting on a CASE-BY-CASE BASIS executive severance agreements (golden parachutes) triggered by a change in control if the following conditions are met: the benefit does not exceed relevant IRS guidelines, which are currently an amount equal to three times an executive’s annual compensation (salary and bonus), and the benefit has been approved by the company’s compensation committee.

(5)  Shareholder Say on Pay implemented at ISS on May 14, 2012.

6.             SOCIAL AND ENVIRONMENTAL ISSUES

Consumer Issues and Public Safety

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:

•      Requiring reports that go beyond standard industry practice.

•      Restricting the company’s ability to do business in any location or with any particular group.

•      Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.             ENVIRONMENTAL AND ENERGY

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well- documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•      The company’s level of disclosure lags that of its competitors, or

•      The company has a poor environmental track record, such as violations of federal and state regulations.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s hydraulic fracturing operations.

Recycling

Generally vote FOR proposals to report on an existing recycling program.

Proposals requesting the adoption of recycling programs will be a REFER item sent to the Committee to evaluate on a case by case basis.

8.             GENERAL CORPORATE ISSUES

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•      The company is in compliance with laws governing corporate political activities, and

•      The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and not coercive.

The Committee recommends voting AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws have reporting requirements.

The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.

The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.

The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company

The Committee recommends voting AGAINST proposals to improve the disclosure of a company’s political contributions and trade association spending.

Lobbying

The Committee recommends voting AGAINST proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities.

9.             LABOR STANDARDS AND HUMAN RIGHTS

China Principles

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to implement the China Principles unless:

•      There are serious controversies surrounding the company’s China operations, and

•      The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

10.          MILITARY BUSINESS

Foreign Military Sales/Offsets

The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear Weapons

The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

11.          WORKPLACE DIVERSITY

Board Diversity

The Committee recommends voting on a CASE-BY-CASE BASIS reports on the company’s efforts to diversify the board, unless:

•      The board composition is reasonably inclusive in relation to companies of similar size and business or

•      The board already reports on its nominating procedures and diversity initiatives.

Equal Employment Opportunity (EEO)

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s affirmative action initiatives unless all of the following apply:

•      The company has well-documented equal opportunity programs

•      The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•      The company has no recent EEO-related violations or litigation.

The Committee recommends voting on a CASE-BY-CASE BASIS proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•      The composition of senior management and the board is fairly inclusive

•      The company has well-documented programs addressing diversity initiatives and leadership development

•      The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•      The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

12.          MUTUAL FUND PROXIES

Approve New Classes or Series of Shares

The Committee recommends voting FOR the establishment of new classes or series of shares.

Change Fundamental Investment Objective to Nonfundamental

The Committee recommends voting AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:

•      Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•      Removal of shareholder approval requirement for amendments to the new declaration of trust

•      Removal of shareholder approval requirement to make material changes to the fund’s management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract

•      Removal of shareholder approval requirement to change the domicile of the fund

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval

The Committee recommends voting FOR proposals authorizing the board of a registered investment company to hire/terminate subadvisers without shareholder approval when the registered investment company has applied for or received exemptive relief from the SEC.

PNC ADVANTAGE FUNDS

FORM N-1A

PART C - OTHER INFORMATION

ITEM 28.      EXHIBITS

(a)                                                         Agreement and Declaration of Trust dated August 25, 2009 is incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 30 to Registrant’s Registration Statement filed on December 31, 2009 (“PEA No. 30”).

(b)                                                         Bylaws of Registrant are incorporated herein by reference to Exhibit (b) to PEA No. 30.

(c)                                                          See Article III and Article V of Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit (a) to PEA No. 30.

(d)                                                         Advisory Agreement dated January 4, 2010 between PNC Capital Advisors, LLC and the Registrant on behalf of the Institutional Government Money Market, Institutional Money Market and Institutional Treasury Money Market Funds is incorporated herein by reference to Exhibit (d) to Post-Effective Amendment No. 31 to Registrant’s Registration Statement filed on July 30, 2010 (“PEA No. 31”).

(e)                                  (1)         Distribution Agreement among PNC Funds Distributor, LLC, the Registrant and PNC Funds dated July 2, 2012 is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 36 to Registrant’s Registration Statement filed on September 28, 2012 (“PEA No. 36”).

(2)         Amendment dated August 28, 2015 to the Distribution Agreement dated July 2, 2012 among PNC Funds Distributor, LLC, the Registrant and PNC Funds is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No 42 to Registrant’s Registration Statement filed on September 25, 2015 (“PEA No. 42”)..

(f)                                                           Not Applicable.

(g)                                                          Amended and Restated Custodian Services Agreement dated June 30, 2010 between Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit (g) to PEA No. 31.

(h)                                 (1)         Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.), dated June 30, 2010, is incorporated herein by reference to Exhibit (h)(1) to PEA No. 31.

(2)         Co-Administration and Accounting Services Agreement dated June 30, 2010 among Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) is incorporated herein by reference to Exhibit (h)(2) to PEA No. 31.

(3)         Money Market Fund Services Agreement to Co-Administration and Accounting Services Agreement dated July 31, 2011 is incorporated herein by reference to Exhibit (h)(3) to PEA No. 36.

(4)         Amended and Restated Money Market Fund Services Amendment dated as of April 14, 2016 to Co-Administration and Account Services Agreement among the Registrant, PNC Capital Advisors, LLC and BNY Mellon Investment Servicing (US) Inc., filed herewith.

(5)         Shareholder Services Plan adopted by the Board of Trustees on August 29, 2012 related to Advisor Shares and Service Shares is incorporated herein by reference to Exhibit (h)(4) to PEA No. 36.

(i)                                                             Opinion of Drinker Biddle & Reath LLP dated December 31, 2009 with respect to the validity of shares is incorporated herein by reference to Exhibit (i)(1) to PEA No. 30.

(j)                                    (1)         Consent of Deloitte & Touche LLP, filed herewith.

(2)         Consent of Ropes & Gray LLP, filed herewith.

(k)                                                         Not Applicable.

(l)                                     (1)         Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Institutional Money Market Fund, is incorporated herein by reference to Exhibit (l) of Post-Effective Amendment No. 18 to Registrant’s Registration Statement filed on October 25, 2004.

(2)         Purchase Agreement between Registrant and Professional Funds Distributor, LLC, with respect to the Institutional Government Money Market Fund and Institutional Treasury Money Market Fund is incorporated herein by reference to Exhibit (l)(2) to PEA No. 30.

(3)         Purchase Agreement between Registrant and Sole Shareholder of the Registrant at its inception dated August 25, 2009 is incorporated herein by reference to Exhibit (l)(3) to PEA No. 30.

(m)                                                     Not applicable.

(n)                                                         Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System is incorporated herein by reference to Exhibit (n)(2) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on September 28, 2009.

(o)                                                         Powers of Attorney with respect to Registrant for Stephen M. Todd, Dale C. LaPorte, Dorothy A. Berry, John G. Drosdick, Edward D. Miller, M.D., L. White Matthews, III, Jennifer E. Spratley, John F. Kernan and Thomas R. Rus, filed herewith.

(p)                                 (1)         Combined Personal Trading Code of Ethics of PNC Capital Advisors, LLC, PNC Funds and PNC Advantage Funds is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 38 to Registrant’s Registration Statement filed on September 30, 2013 (“PEA No. 38”).

(2)         Code of Ethics of PNC Funds Distributor, LLC is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on September 26, 2014 (“PEA No. 40”).

ITEM 29.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The following entities may be considered to be under common control with the Registrant at the time of this filing:

PNC Funds;

International Growth Fund, L.P. (organized under the laws of Delaware and files separate financial statements)

PNC Funds has a Board of Trustees that is identical in composition to the Board of Trustees of the Registrant. PNC IG Fund GP, LLC is the general partner of International Growth Fund, L.P.  PNC Capital Advisors, LLC serves as the investment adviser for the Registrant and each of the entities listed above.  PNC Capital Advisors, LLC’s parent company, PNC Bank, National Association (“PNC Bank”), may be deemed to be the beneficial owner of one or more series of the Registrant and the entities listed above, for purposes of the federal securities laws, because PNC Bank possesses sole or shared voting power in excess of 25% of the voting securities of certain series of the Registrant and the entities listed above. PNC Bank does not, however, have any economic interest in such voting securities, which are held solely for the benefit of its customers. PNC Bank is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), a financial holding company regulated by the Board of Governors of the Federal Reserve System. In addition, as of September 2, 2016 PNC Investment Company LLC, a wholly-owned subsidiary of PNC, owns 10.05%, 8.48%, 7.40%, 11.96%, 8.76%, 10.02% and 18.63% of the voting securities of PNC Retirement Income Fund, PNC Target 2020 Fund, PNC Target 2030 Fund, PNC Target 2040 Fund, PNC Target 2050 Fund, PNC Mid Cap Index Fund and PNC Small Cap Index Fund (each a series of PNC Funds), respectively.

ITEM 30.      INDEMNIFICATION

Article VII of the Registrant’s Agreement and Declaration of Trust, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations.  The Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a).

The Advisory Agreement provides that the investment adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, except a loss resulting from a breach of its fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser or from reckless disregard by the investment adviser of its obligations or duties under the Advisory Agreement.  The Advisory Agreement is incorporated herein by reference to Exhibit (d) to PEA No. 31.

Indemnification of Registrant’s principal underwriter, custodian, administrators and transfer agent is provided for in Section 7 of the Distribution Agreement incorporated herein by reference to Exhibit (e) to PEA No. 36, Section 12 of the Amended and Restated Custodian Services Agreement incorporated herein by reference to Exhibit (g) to PEA No. 31, Section 11 of the Co-Administration and Accounting Services Agreement incorporated herein by reference to Exhibit (h)(2) to PEA No. 31, and Section 12 of the Transfer Agency Services Agreement incorporated herein by reference to Exhibit (h)(1) to PEA No. 31, respectively.

Registrant has obtained from a major insurance carrier a Trustee’s and Officer’s liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its Trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of his or her reckless disregard of the duties involved in the conduct of his or her office or under his or her agreement with Registrant.

ITEM 31.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)                                 Investment Adviser: PNC Capital Advisors, LLC (the “Adviser”).

The Adviser was formed as a result of the merger of Allegiant Asset Management Company, previously known as National City Investment Management Company (“Allegiant”) and PNC Capital Advisors, Inc.  The Adviser performs investment advisory services for Registrant and certain other investment advisory customers.

Prior to September 30, 2009, Allegiant served as investment adviser to the Registrant.  Effective January 1, 2009, Allegiant became an indirect wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”).  Prior to such date, Allegiant was an indirect wholly owned subsidiary of National City Corporation.

To the knowledge of the Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been, at any time during the past two calendar years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with, and engage in business for PNC, the parent company of the Adviser.  Set forth below are the names and principal businesses of the directors of the Adviser who are engaged in any other business, profession, vocation or employment of a substantial nature.  Information as to the directors and certain executive officers of the Adviser is also included in the Adviser’s Form ADV as filed with the SEC (File No. 801-70684) and is incorporated herein by reference.

PNC CAPITAL ADVISORS, LLC

Name and Address	Position with Adviser	Other Business Connections	Type of Business
Mark McGlone One East Pratt Street — 5th Floor Baltimore, MD 21202	Director, President and Chief Investment Officer	President of PNC IG Fund GP, LLC, One East Pratt Street — 5th Floor, Baltimore, MD 21202	General Partner of a Private Fund

Bryan K. Garlock One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222	Director	Executive Vice President & Chief Operating Officer, PNC Bank	Bank

Orlando C. Esposito 1600 Market Street, 3rd Floor Philadelphia, PA 19103	Director	Executive Vice President, PNC Bank; Head of Asset Management Group division of PNC Bank	Bank

Alistair Jessiman 1600 Market Street, 30th Floor Philadelphia, PA 19103	Director	Executive Vice President, PNC Bank; Managing Executive, PNC AMG	Bank

Thomas P. Melcher 1600 Market Street, 30th Floor Philadelphia, PA 19103	Director	Executive Vice President, PNC Bank; Chief Investment Officer, Asset Management Group division of PNC Bank	Bank

Item 32.                                                  Principal Underwriter

Item 32(a)                                      As of September 28, 2016, PNC Funds Distributor, LLC (the “Distributor”) continues to serve as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.              PNC Funds

2.              PNC Advantage Funds

Item 32(b)                                      The following are the Officers and Managers of the Distributor, the Registrant’s underwriter.  The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 100, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Paula R. Watson	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

Item 32(c)                                       Not applicable.

ITEM 33.      LOCATION OF ACCOUNTS AND RECORDS

(1)                     PNC Capital Advisors, LLC (the “Adviser”), 1900 East 9th Street, 14th Floor, Cleveland, Ohio, 44114 and One East Pratt Street — 5th Floor, Baltimore, Maryland 21202 and PNC, Trust Operations, 4100 West 150th Street, Cleveland, Ohio 44135 (records relating to their functions as investment adviser and co-administrator); and PNC, Columbus Plaza, 155 E. Broad Street, Columbus, Ohio 43215 (records relating to former Adviser’s function as investment adviser to the predecessor Parkstone Group of Funds).

(2)                     The Bank of New York Mellon, One Wall Street, New York, NY 10286 (records relating to its function as custodian).

(3)                     BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809 (Registrant’s Agreement and Declaration of Trust, Bylaws, Minute Books and records relating to its function as co-administrator and transfer agent).

(4)                     PNC Funds Distributor, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 and 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312  (records relating to its function as distributor).

ITEM 34.      MANAGEMENT SERVICES

Not Applicable.

ITEM 35.      UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 44 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, on the 28th day of September, 2016.

PNC ADVANTAGE FUNDS
Registrant

/s/ Jennifer E. Spratley
Jennifer E. Spratley
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 44 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*John G. Drosdick	Trustee and Chairman of the Board	September 28, 2016
John G. Drosdick

*Dorothy A. Berry	Trustee	September 28, 2016
Dorothy A. Berry

*Stephen M. Todd	Trustee	September 28, 2016
Stephen M. Todd

*Dale C. LaPorte	Trustee	September 28, 2016
Dale C. LaPorte

*L. White Matthews, III	Trustee	September 28, 2016
L. White Matthews, III

*Edward D. Miller, M.D.	Trustee	September 28, 2016
Edward D. Miller, M.D.

/s/ Jennifer E. Spratley	President	September 28, 2016
Jennifer E. Spratley

/s/ John Kernan	Treasurer	September 28, 2016
John Kernan

*By:	/s/ Thomas R. Rus
Thomas R. Rus
Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description

(h)(4)	Amended and Restated Money Market Fund Services Amendment dated as of April 14, 2016 to Co-Administration and Account Services Agreement.

(j)(1)	Consent of Deloitte & Touche LLP.

(j)(2)	Consent of Ropes & Gray LLP.

(o)	Powers of Attorney.